                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

    [ ] Preliminary proxy statement              [ ] Confidential, for Use of the Commission Only
                                                   (as permitted by Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                             COMSHARE, INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                             COMSHARE, INCORPORATED
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                             COMSHARE, INCORPORATED
                              555 Briarwood Circle
                           Ann Arbor, Michigan 48108
                                 (734) 994-4800

                           -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 19, 2001

     The Annual Meeting of Shareholders of Comshare, Incorporated, a Michigan corporation, will be held at the Comshare Training Center, 555 Briarwood Circle, Ann Arbor, Michigan 48108 on Monday, November 19, 2001 at 11:00 a.m., for the following purposes:

          1. To elect seven directors.

          2. To consider and act upon a proposal to amend the Employee Stock Purchase Plan to increase the number of shares of Common Stock of the Company to be reserved for issuance under the Employee Stock Purchase Plan by 800,000 shares.

          3. To consider and act upon a proposal to amend the Directors Stock Option Plan to (i) increase the annual option grant made to the non-employee directors of the Company from 5,000 to 10,000 shares of Common Stock of the Company, and (ii) increase the option grant made to the non-employee directors of the Company when they are first elected to the Company's Board of Directors from 7,500 to 15,000 shares of Common Stock of the Company.

          4. To vote upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

     The determination of shareholders entitled to notice of and to vote at the meeting was made as of the close of business on October 2, 2001, the record date fixed by the Board of Directors for such purpose.

     You are invited to attend the meeting. Whether or not you expect to be present, please execute and return the enclosed proxy, which is solicited by the Board of Directors of the Company. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                                            By Order of the Board of Directors
                                                      JANET L. NEARY
                                                        Secretary
October 18, 2001
Ann Arbor, Michigan

                             COMSHARE, INCORPORATED
                           -------------------------

                                PROXY STATEMENT
                      2001 ANNUAL MEETING OF SHAREHOLDERS

     This Proxy Statement is provided in connection with the solicitation of proxies by the Board of Directors of Comshare, Incorporated, a Michigan corporation (the "Company"), to be used at the Annual Meeting of Shareholders of the Company to be held on Monday, November 19, 2001 or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement. In addition to the solicitation by mail, proxies may be solicited in person or by telephone, telegraph or facsimile by officers, directors and employees. The Company's officers, directors and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. The cost of soliciting proxies will be borne by the Company. The principal executive offices of the Company are located at 555 Briarwood Circle, Ann Arbor, Michigan 48108. This Proxy Statement and the accompanying form of proxy were first given or sent to shareholders on or about October 18, 2001.

     The Company's Annual Report to Shareholders for the year ended June 30, 2001 is enclosed with this Proxy Statement.

     Shareholders are urged to read this Proxy Statement carefully and vote their shares on each matter by returning their signed proxy cards before the close of business on November 16, 2001. United States and Canadian shareholders of record may vote their shares either by calling a toll-free telephone number or by mailing their signed proxy cards. Shareholders who vote by telephone do not need to mail their proxy cards. The telephone voting procedures are designed to authenticate shareholders' identities, allow shareholders to give their voting instructions and confirm that shareholders' instructions have been recorded properly. Specific instructions for shareholders of record who wish to use the telephone voting procedures are included on the enclosed proxy card. A proxy may be revoked at any time prior to the voting at the 2001 Annual Meeting by submitting a later-dated proxy (including a proxy by telephone), by giving written notice of such revocation to the Corporate Secretary of the Company, or by voting in person at the 2001 Annual Meeting.

     Only holders of record of Common Stock of the Company at the close of business on October 2, 2001 (the "Record Date") are entitled to vote at the meeting or any adjournment or adjournments thereof. On that date, 10,112,835 shares of Common Stock were issued and outstanding. Each shareholder is entitled to one vote for each share of Common Stock held of record on the Record Date. Shares cannot be voted at the meeting unless the holder is present in person or by telephone or represented by proxy. Shares may not be voted cumulatively for the election of directors.

     If no specific instructions are given and a proxy is properly given (including a proxy by telephone), all shares covered by the proxy will be voted by Dennis G. Ganster and Brian J. Jarzynski (i) for the election of all of the Board's nominees for director; (ii) for approval of the amendment to the Employee Stock Purchase Plan; and (iii) for approval of the amendment to the Directors Stock Option Plan. Unless otherwise indicated by the shareholder, a proxy (including a proxy by telephone) also gives Mr. Ganster and Mr. Jarzynski discretionary authority to vote all shares of Common Stock represented by the proxy on any other matter that is properly presented for action at the meeting. The Board of Directors does not intend to present any other matters at the Annual Meeting.

     Abstentions, and withheld votes with respect to the election of directors, are counted only for purposes of determining whether a quorum is present at the 2001 Annual Meeting. Broker non-votes are not counted for any purpose. Directors are elected by a plurality of the votes cast, so that only votes cast "for" directors are counted in determining which directors are elected. For purposes of determining the number of votes cast with respect to any other matter that is properly presented for action at the meeting, only those cast "for" or "against" are included, and abstentions and broker non-votes are not counted for this purpose.

                       MATTERS TO COME BEFORE THE MEETING

                           (1) ELECTION OF DIRECTORS

     Seven directors will be elected, each to hold office until the next Annual Meeting of Shareholders and until his or her successor is elected and qualified, or until the director's resignation or removal. The individuals who will be nominated by the Board of Directors for election at the Annual Meeting are listed in the table below. Each of the nominees for election is presently a director of the Company.

     THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINATED DIRECTORS.

     Shares represented by proxies in the form accompanying this Proxy Statement or by telephone vote will be voted for the election of the nominees listed below unless the proxy is marked (in accordance with the instructions thereon) to indicate that authority to do so is withheld. If, as a result of circumstances not now known or foreseen, any of the nominees shall be unavailable to serve as a director, proxies will be voted for the election of such other person or persons as the Board of Directors may select. Each shareholder is entitled to one vote for each share of Common Stock held.

                                                                                                YEAR FIRST
                                                                                                ELECTED OR
                                                                                                APPOINTED
            NAME                AGE         PRINCIPAL OCCUPATION AND OTHER INFORMATION           DIRECTOR
            ----                ---         ------------------------------------------          ----------
Geoffrey B. Bloom...........    60     Chairman of the Board, Wolverine World Wide, Inc., a        1995
                                         manufacturer and seller of footwear, Rockford,
                                         Michigan
Daniel T. Carroll...........    75     Chairman of The Carroll Group, a management                 1986
                                       consulting company, Avon, Colorado
Richard L. Crandall.........    58     Managing Director of Arbor Partners, LLC, a venture         1968
                                       capital firm, Ann Arbor, Michigan
Dennis G. Ganster...........    50     Chairman of the Board, President and Chief Executive        1997
                                         Officer of the Company
Kathryn A. Jehle............    49     Partner, Tatum CFO Partners, LLC, a provider of chief       1998
                                         financial officer services, Charlotte, North
                                         Carolina
Alan G. Merten..............    59     President, George Mason University, Fairfax, Virginia       1985
John F. Rockart.............    70     Senior Lecturer, Sloan School of Management,                1989
                                         Massachusetts Institute of Technology, Cambridge,
                                         Massachusetts

     Mr. Bloom assumed the position of Chairman of the Board of Wolverine World Wide, Inc. in April 2000, after having served as its Chairman and CEO from 1996 to 2000, President and Chief Executive Officer from 1993 to April 1996 and as its Chief Operating Officer from 1987 to 1993. Mr. Bloom also serves as a director of Coachmen Industries, Inc.

     Mr. Carroll served as Chairman of the Board of the Company from March 1997 until August 2001. Mr. Carroll also serves as a director of the following corporations: A.M. Castle & Co., American Woodmark Corporation, Oshkosh Truck Corporation, Wolverine World Wide, Inc. and Woodhead Industries, Inc.

     Mr. Crandall assumed the position of Managing Director of Arbor Partners, LLC in November 1997. Mr. Crandall served as Chairman of the Board of the Company from April 1994 to March 1997 and served as President and Chief Executive Officer of the Company from 1970 to 1994. Mr. Crandall also serves as a director of Diebold, Incorporated, and Giga Information Group, Inc.

     Mr. Ganster assumed the position of Chairman of the Board of the Company in August 2001. Mr. Ganster was appointed President and Chief Executive Officer of the Company in August 1997, after having served as Senior Vice President of the Company since July 1994. He had previously served as Vice President and Chief Technology Officer of the Company from April 1993 to July 1994, and Vice President of

Product Management from July 1988 to April 1993. Mr. Ganster has been with the Company in various positions since 1972, with positions of responsibility in sales, marketing and product development.

     Ms. Jehle joined Tatum CFO Partners, LLC, as a partner in the Charlotte, NC region in February 2001. Prior to joining Tatum, Ms. Jehle was Senior Vice President and Chief Financial Officer of the Company from 1994 through February 2001.

     Dr. Merten became the President of George Mason University on July 1, 1996. Dr. Merten also serves as a director of BTG, Inc. and as trustee for Smith Barney Citi Mutual Fund Trust.

     Dr. Rockart assumed the position of Senior Lecturer, Center for Information Systems Research, Sloan School of Management, Massachusetts Institute of Technology, Cambridge, Massachusetts in July 2000. Dr. Rockart served as Senior Lecturer and Director for the Center for Information Systems Research from July 1996 to July 2000. Dr. Rockart also serves as a director of Keane, Inc.

MEETINGS AND COMMITTEES OF THE BOARD

     During the Company's fiscal year ended June 30, 2001, the Board of Directors held six meetings. All of the Directors attended at least 75% of the total number of meetings of the Board, and of any committees on which they served, held during the period in which they served as Directors or members of any such committees. The Company anticipates that regardless of the schedule chosen for its regular meetings, there will be occasions on which not all Directors are available. Furthermore, special meetings of the Board are sometimes held on relatively short notice and Directors, particularly those located outside the Detroit-Ann Arbor area, may sometimes be unable to attend such meetings because of prior commitments.

     The Compensation Committee of the Board met four times during the Company's last fiscal year. The Compensation Committee is responsible for determining or approving the salaries or range of salaries, bonus compensation and other compensation arrangements for officers of the Company, and performing such functions as may be delegated to it under the provisions of any bonus, stock option or other compensation plans adopted by the Company. The members of the Compensation Committee are Mr. Bloom and Drs. Merten and Rockart.

     The Nominating Committee of the Board did not meet during the Company's last year. This committee is responsible for identifying and recommending to the Board qualified candidates for election as Directors of the Company. In carrying out its responsibilities, the Nominating Committee will consider candidates suggested by other Directors, employees and shareholders. Suggestions for candidates, accompanied by biographical material for evaluation, may be sent to the Secretary of the Company at the Company's principal executive offices. The members of the Nominating Committee are Messrs. Crandall and Ganster and Dr. Rockart.

     The Audit Committee of the Board met six times during the Company's last fiscal year. The Audit Committee's responsibilities include the following: approve the independent auditors to be selected to audit the financial statements of the Company; meet with the independent auditors and financial management of the Company to review the scope of the Company's audit and quarterly financial reviews, including the procedures to be utilized, appropriateness of the auditor's compensation and, at the conclusion thereof, review the findings of the audit or review, including comments or recommendations of the auditors; report the results of the Company's annual audit to the Board; annually obtain from the independent auditors a written delineation of their relationships and professional services and take, or recommend that the Board take, appropriate action to ensure the continuing independence of the auditors; review with the independent auditors and the Company's financial and accounting personnel the adequacy and effectiveness of the Company's accounting and financial controls, and elicit recommendations for improvements; inquire of management and the independent auditors about significant risks and exposures to the Company and assess steps management can take to minimize such risks; review quarterly and annual financial statements of the Company to determine that the independent auditors do not take exception to the disclosure and content of the quarterly financial statements, and that they are satisfied with the disclosure and content of the annual financial statements; review with financial management of the Company and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, and the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used; review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies; investigate any matter related to the scope of the Committee's duties; appraise, at least annually, the performance of the Company's Chief Financial Officer and report the results to the Board; review the adequacy of resources and quality of the Company's accounting and financial human resources; and annually review a summary of the expenses of senior management. Members of the Audit Committee are Mr. Carroll and Drs. Merten and Rockart.

                             AUDIT COMMITTEE REPORT

     In accordance with its charter, the Audit Committee provides assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of the financial reports of the Company. In doing so, it is the responsibility of the Audit Committee to maintain free and open communication between the Board, the Company's independent auditors, the internal auditors and the financial management of the Company. Each Audit Committee member is "independent," as defined in Rule 4200(a)(14) of the National Association of Securities Dealers Listing Standards.

     The Audit Committee reviewed a formal written statement from the independent auditors describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

     The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, reviewed and discussed the results of the independent auditors' examination of the financial statements.

     The Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements of the Company for the fiscal year ended June 30, 2001, including the quality of accounting principles and significant judgments affecting the financial statements.

     The Audit Committee has fulfilled its responsibilities under its charter for the year ended June 30, 2001 and, based on the above-mentioned reviews and discussions with management and the independent auditors, recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended June 30, 2001 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE:                        ALAN G. MERTEN, CHAIR
                                        DANIEL T. CARROLL
                                        JOHN F. ROCKART

        (2) PROPOSAL TO AMEND THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

     The Employee Stock Purchase Plan, as amended (the "Employee Stock Plan") was initially approved by the shareholders of the Company at the 1994 Annual Meeting of Shareholders held on November 17, 1994. The Employee Stock Plan provides eligible employees of the Company with the means to purchase, through payroll deductions, up to an aggregate of 800,000 shares of the Company's Common Stock at a discount of 15% from the lower of the fair market value on either the beginning date of the purchase period or the last day of the purchase period. The Employee Stock Plan also permits non-employee directors to make semi-annual elections, prior to the end of each December and June of each calendar year, to purchase shares of Common Stock of the Company instead of receiving all or a portion of his or her base cash compensation in cash. The purchase price of the stock for non-employee directors is 100% of the fair market value of the Company's Common Stock on the date of issuance. Eligible employees and directors who participate in the Employee Stock Plan purchase Company Common Stock directly from the Company and save brokerage fees and commissions. The purpose of the Employee Stock Plan is to encourage increased ownership of the Company's Common Stock by employees of the Company, including its executive officers, and by non-employee directors to further align their interests with those of the Company's shareholders.

PROPOSED AMENDMENT

     AMENDMENT TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY RESERVED FOR ISSUANCE UNDER THE EMPLOYEE STOCK PLAN

     At the June 26, 2001 meeting of the Board of Directors, the Board authorized the management of the Company to seek approval from the shareholders of the Company of an amendment to the Employee Stock Plan to increase the number of shares of the Company's Common Stock reserved for issuance under the Employee Stock Plan by 800,000 shares.

     The increase in the number of shares authorized for issuance under the Employee Stock Plan will allow the Company to continue to offer employees and non-employee directors the opportunity to purchase additional shares of Common Stock of the Company under the Employee Stock Plan. As of June 30, 2001, there were 2,519 shares of the Company's Common Stock reserved for future issuance under the Employee Stock Plan. Approximately 40% of the eligible employees of the Company currently participate in the Employee Stock Plan. Six of the non-employee directors have participated in the Employee Stock Plan, including Kathryn A. Jehle, who participated while an employee of the Company. During fiscal year 2001, eligible employees and non-employee directors elected to purchase a total of 322,763 shares of the Company's Common Stock under the Employee Stock Plan. Accordingly, if the Employee Stock Plan is not amended to increase the number of shares reserved for issuance under the plan, there will be insufficient shares available to satisfy current and future elections by the Company's employees and non-employee directors to participate in the Employee Stock Plan and the plan will have to be discontinued.

     The management of the Company and the Board of Directors believe that this proposed amendment to the Employee Stock Plan will assist the Company in its efforts to attract and retain qualified employees and will further the Company's goal of aligning the interests of the employees and non-employee directors with those of the shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE EMPLOYEE STOCK PLAN.

TERMS OF THE EMPLOYEE STOCK PLAN

     The following is a summary of the principal provisions of the Employee Stock Plan, but it is not intended to be a complete description of all of the terms and provisions of the Employee Stock Plan. A copy of the Employee Stock Plan will be furnished to any shareholder upon written request to the Secretary of the Company at the executive offices of the Company in Ann Arbor, Michigan.

ELIGIBLE PARTICIPANTS

     Subject to the limited exceptions described below, all full-time employees of the Company and its subsidiaries (as determined in accordance with section 423 of the Internal Revenue Code of 1986, as amended (the "Code")), are eligible to participate in the Employee Stock Plan. In addition, the Company's non-employee directors are also eligible to participate in the Employee Stock Plan. As of October 2, 2001, there were 378 employees eligible to participate in the Employee Stock Plan. Employees may not participate in the Employee Stock Plan to the extent they own or hold Common Stock and options to purchase Common Stock equal to 5% or more of the outstanding Common Stock. In addition, employees may not purchase more than $25,000 of Common Stock under the Employee Stock Plan (and any future plan qualified under Section 423 of the Code) in any calendar year.

     The Employee Stock Plan is administered by the Compensation Committee (the "Committee"). Employees may elect to participate in the Employee Stock Plan by presenting an election form and payroll deduction form specifying the percentage of his or her cash compensation that the Company is authorized to withhold. Payroll deductions are made in installments over a six-month purchase period (the "Purchase Period"). The minimum payroll deduction that a participating employee may authorize in any Purchase Period is one percent of his or her cash compensation. An employee may suspend contributions during the Purchase Period only with the approval of the Company in the event of an unforeseen hardship. On the last day of the Purchase Period the contributions made by each participating employee will be used to purchase shares of Common Stock of the Company at 85% of the lower of the fair market value of the Common Stock of the Company on (i) the beginning date of the Purchase Period; or (ii) the last day of the Purchase Period. For purposes of the Employee Stock Plan, the fair market value of the Common Stock is determined by the last sale price of shares of the Company's Common Stock on the Nasdaq National Market(R), as reported in The Wall Street Journal for the applicable days. As of the close of business on October 2, 2001, the price per share of Common Stock as quoted on the Nasdaq National Market(R) was $2.82. In the event that there are insufficient shares available for purchase under the Employee Stock Plan at the end of a Purchase Period, the shares available for purchase will be allocated to participating employees in accordance with their compensation.

     Non-employee directors may elect to participate in the Employee Stock Plan by submitting a semi-annual election to the Company prior to the end of December and June of each calendar year. The election covers the base cash compensation (comprising semi-annual retainer and Board/Committee meeting fees) for the six-month period ending on the June 30 or December 31 next following the date on which the election is submitted. As of October 2, 2001, there were six non-employee directors eligible to participate in the Employee Stock Plan. The Common Stock of the Company purchased by a non-employee director shall have a purchase price equal to 100% of the fair market value of the Company's Common Stock on the date of issuance, which shall be February 15 or August 15 (or, if later, two business days after the release of the Company's earnings for the prior fiscal quarter), as applicable. For purposes of the Employee Stock Plan with respect to non-employee directors, the fair market value of the Common Stock is determined by the last sale price of shares of the Company's Common Stock on the Nasdaq National Market(R), as reported in The Wall Street Journal, for the date prior to the date of issuance or, if there are no sales on such date, on the last date immediately preceding the issuance date on which there were sales.

     In the event of any change in the number of outstanding shares of Common Stock of the Company due to a stock dividend, subdivision or combination of shares, or reclassification of shares, the aggregate number of shares of stock for which options may be granted and number of shares subject to each outstanding option and the stated option price shall be appropriately adjusted by the Committee, whose determination shall be conclusive. In the event of a merger in which the Company is the surviving corporation, an employee shall be entitled to exercise his or her option for the number of shares of stock or other securities which such employee would have been entitled to receive if at the time of merger such employee had been a holder of record of the number of shares of Common Stock underlying the option. If the Company liquidates, or is not the surviving corporation in the event of a merger, then the Purchase Period for any option granted shall terminate but each employee shall have the right, immediately prior to such event, to exercise his or her option for such Purchase

Period in full on the earlier to occur of the effective date of such merger or liquidation or the last day of the Purchase Period.

     If an employee participating in the Employee Stock Plan dies, becomes disabled or ceases to be employed by the Company for any reason, the aggregate amount of such employee's payroll deductions during the Purchase Period will be returned to such employee or his or her executor or other legal representative.

     If a non-employee director participating in the Employee Stock Plan ceases to remain on the Board for any reason, including but not limited to, voluntary or forced resignation, death, disability or retirement, the Company shall issue a check to the former non-employee director (or executor, administrator or legal representative, if applicable) in the aggregate amount of any accrued but unpaid non-employee director's fees that had not yet been paid in the form of Common Stock of the Company as of the non-employee director's date of termination on the Board.

     Unless previously terminated, the Employee Stock Plan will terminate on July 31, 2004. The Board may at any time prior to that date terminate or discontinue the Employee Stock Plan, or from time to time alter, amend or modify the Employee Stock Plan; provided, however, that the Board may not, without the approval of the shareholders of the Company, amend the Employee Stock Plan in any manner that would disqualify the Employee Stock Plan under Section 423 of the Code. No amendment or termination shall affect any option previously granted without the consent of the holder.

     The following table sets forth information with respect to shares purchased under the Employee Stock Plan during fiscal year 2001 by each person or group of persons listed in the table. No other person other than those listed in the table purchased more than 5% of the shares of Common Stock of the Company purchased under the Employee Stock Plan in fiscal year 2001.

                                                                WEIGHTED AVERAGE     SHARES
                IDENTITY OF PERSON OR GROUP                      PURCHASE PRICE     PURCHASED
                ---------------------------                     ----------------    ---------
Dennis G. Ganster, .........................................        $2.2313            4,761
  Director, Director Nominee and Chairman, President and
  Chief Executive Officer
Brian Hartlen, .............................................        $2.2313              741
  Senior Vice President, Marketing
Brian J. Jarzynski, ........................................        $2.2313              896
  Vice President, Chief Financial Officer and Treasurer
David R. King, .............................................        $2.2313            4,302
  Senior Vice President, Product Development and Chief
  Technology Officer
Stanley R. Starkey, ........................................        $2.2313            2,732
  Senior Vice President, Field Operations
Kathryn A. Jehle, ..........................................        $2.2313            4,146
  Director, Director Nominee and Former Senior Vice
  President,
  Chief Financial Officer and Treasurer
Norman R. Neuman, Jr., .....................................        $    --               --
  Former Senior Vice President, Marketing
Geoffrey B. Bloom, .........................................        $ 3.734            4,820
  Director and Director Nominee
Daniel T. Carroll, .........................................        $ 3.734            4,820
  Director and Director Nominee
Richard L. Crandall, .......................................        $ 3.734            3,749
  Director and Director Nominee
Alan G. Merten, ............................................        $ 3.734            4,820
  Director and Director Nominee

                                                                WEIGHTED AVERAGE     SHARES
                IDENTITY OF PERSON OR GROUP                      PURCHASE PRICE     PURCHASED
                ---------------------------                     ----------------    ---------
John F. Rockart, ...........................................        $ 3.734            4,820
  Director and Director Nominee
All current executive officers as a group (5 persons).......        $2.2313           13,432
All current non-employee directors as a group (6 persons)...        $3.5047           27,175
All other employees as a group (approximately 113
  persons)..................................................        $2.2313          282,156

FEDERAL INCOME TAX CONSEQUENCES

     The Employee Stock Plan is not a retirement plan qualified under Section 401 of the Code, but is intended to be a qualified employee stock plan under
Section 423 of the Code for employees participating in the plan. The plan is not a qualified employee stock plan under Section 423 of the Code for participating non-employee directors. An employee will not recognize taxable income prior to the sale or other disposition of the shares of Common Stock purchased under the Employee Stock Plan. If the Common Stock has been held by the employee for two years from the date of grant and one year from the date of transfer (the "Holding Period"), upon the sale or other disposition of such Common Stock, the employee will recognize ordinary income in an amount equal to the difference between the purchase price and the lower of (i) the fair market value of the Common Stock on the date of grant or (ii) the disposition price. The employee will also receive long or short-term capital gains on the amount by which the disposition price exceeds the fair market value of the Common Stock on the date of grant, if any. If the disposition price is less than the purchase price, the employee will not recognize ordinary income and will have a long-term capital loss in the amount of the difference between the disposition price and the purchase price. If the employee disposes of the shares prior to satisfying the Holding Period requirements, the employee will recognize ordinary income on the difference between the purchase price and the fair market value of the shares on the date of exercise, and the Company will receive a corresponding compensation deduction. Any amount received on disposition in excess of the fair market value of the Common Stock on the date of exercise will be taxed to the employee as capital gain. A non-employee director who elects to use all or a portion of his or her base directors' fees to purchase Common Stock under the Employee Stock Plan, will recognize taxable ordinary income on the date of issuance equal to 100% of the fair market value of the shares on the date of issuance, and the Company will receive a corresponding compensation tax deduction. Upon disposition of the shares of Common Stock, the non-employee director will be accorded capital gain or loss treatment on the difference between the disposition price and the fair market value of the shares on the date of issuance.

        (3) PROPOSAL TO AMEND THE COMPANY'S DIRECTORS STOCK OPTION PLAN

     The Directors Stock Option Plan, as amended (the "Directors Plan") was initially approved by the shareholders of the Company at the 1994 Annual Meeting of Shareholders held on November 17, 1994. The Directors Plan was adopted to encourage increased ownership of the Company's Common Stock by the Company's non-employee directors, and to provide such directors with incentive-based compensation so as to further align their interests with the interests of the Company's shareholders.

     The Directors Plan provides for the issuance of options to purchase up to 200,000 shares of the Common Stock of the Company to non-employee directors of the Company. Non-employee directors are granted options under the Directors Plan in addition to their annual retainers and meeting fees.

     AMENDMENT TO INCREASE THE GRANT OF OPTIONS TO NON-EMPLOYEE DIRECTORS UNDER THE DIRECTORS STOCK PLAN

     At the August 14, 2001 meeting of the Board of Directors, the Board authorized the management of the Company to seek approval from the shareholders of the Company for an amendment to the Directors Plan to increase the annual stock option grants to non-employee directors under the Directors Plan from 5,000 shares to 10,000 shares of Company Common Stock per year and to change the initial stock option grant to non-employee directors when they are first elected to the Board from 7,500 shares to 15,000 shares. The Company and the Board of Directors believe that this amendment will assist the Company in its efforts to attract and retain highly qualified non-employee directors by making the Company's compensation package for such directors competitive with that of other companies of similar size and in similar markets. In addition, the proposed amendment will further the Company's goal of aligning the interests of its non-employee directors with those of the shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE DIRECTORS PLAN.

TERMS OF THE DIRECTORS PLAN

     The following is a summary of the principal provisions of the Directors Plan, but it is not intended to be a complete description of all of the terms and provisions of the Directors Plan. A copy of the Directors Plan will be furnished to any shareholder upon written request to the Secretary of the Company at the executive offices of the Company in Ann Arbor, Michigan.

ELIGIBLE PARTICIPANTS

     Only directors who are not employees of the Company or any subsidiary of the Company are eligible to participate in the Directors Plan. There are currently six directors eligible to participate in the Directors Plan. Neither the Named Officers, nor any other executives or employees of the Company, are eligible to participate in the Directors Plan.

     Under the Directors Plan, each non-employee director who is first elected or appointed after November 17, 1994 to the Board of Directors will receive an option to purchase 7,500 shares of Common Stock (proposed to be amended to 15,000 shares of Common Stock) ("Initial Option") on the date of the first Board of Directors meeting following his or her election or appointment; provided that he or she is still serving on the Board at the time of such Board meeting. In addition, each non-employee director who has been a director for six months before January 1 following the date of each Annual Meeting of Shareholders held during the term of the Directors Plan, and who has not received his or her Initial Option within six months before the January 1 following the Annual Meeting, automatically shall be granted, as of January 1 following each such Annual Meeting, an option to purchase an additional 5,000 shares of Common Stock (proposed to be amended to 10,000 shares of Common Stock) ("Annual Option") if he or she is still serving on the Board as of each January 1.

     Grants of options under the Directors Plan shall be at exercise prices equal to the last sale price per share of the Company's Common Stock on the Nasdaq National Market(R), as reported in The Wall Street Journal on the date of grant. As of the close of business on October 2, 2001, the price per share of Common Stock as quoted on the Nasdaq National Market(R) was $2.82.

     Each option granted under the Directors Plan becomes exercisable in four annual increments of 25% of the shares subject to the option, and expires five years from the date of grant, unless earlier terminated (the "Option Period"). If a non-employee director's service terminates for any reason prior to the date the option or portion thereof becomes exercisable, such option or portion thereof shall terminate. To the extent that an option is exercisable and is unexercised on the date the non-employee director's service terminates, the option shall terminate on the earlier of (i) the expiration date of the option or (ii) two months after such non-employee director's termination; provided, however, that the exercise period in clause (ii) shall be extended to one year after termination if termination is due to the non-employee director's death or disability. During the period from the non-employee director's termination until the termination of the option, the non-employee director or the person or persons to whom the option shall have been transferred by will or the laws of descent and distribution, may exercise the option only to the extent that such option was exercisable on the date of the non-employee director's termination.

     The option exercise price is payable in cash, by certified check, bank draft or money order, in Common Stock having a fair market value equal to the option exercise price, or by any combination of the foregoing.

     The Directors Plan provides that in the event of any merger or consolidation in which the Company is the surviving corporation, the non-employee director will be entitled to receive the number and class of shares of stock or other securities which the non-employee director would have been entitled to receive if, at the time of such merger or consolidation, the non-employee director had been a record holder of the number of shares of Common Stock underlying the option; provided that a period of 12 months from the date of grant has expired. In addition, options granted under the Directors Plan become immediately exercisable, if not otherwise exercisable, upon the dissolution or liquidation of the Company or upon any merger or consolidation in which the Company is not the surviving corporation, provided that a period of 12 months from the date of grant has expired.

     In the event of any dividend or subdivision or combination of shares, reclassification or merger or consolidation in which the Company is the surviving corporation, the aggregate number of shares of stock for which options may be granted and the number of shares subject to each outstanding option and the stated option price shall be appropriately adjusted; provided, however, that no adjustment shall be made to the extent such adjustment would cause the non-employee director to no longer be deemed "disinterested" for purposes of Securities and Exchange Commission Rule 16b-3.

     Options granted under the Directors Plan are not transferable except by will or by the laws of descent and distribution, and may be exercised during a non-employee director's lifetime only by such non-employee director.

     The Directors Plan is administered by the Compensation Committee. The Committee is authorized to construe the provisions of the Directors Plan, but shall have no discretion with respect to the terms of grants made automatically under the Directors Plan, except to the extent such discretion would not result in the Directors Plan failing to qualify for the exemption provided under the Securities and Exchange Commission Rule 16b-3.

     Unless previously terminated, the Directors Plan will terminate on July 31, 2004. The Board may at any time prior to that date terminate or discontinue the Directors Plan or from time to time alter, amend or modify the Directors Plan; provided, however, that unless otherwise permitted under Securities and Exchange Commission Rule 16b-3 without shareholder approval, no amendment or modification, without the approval of the shareholders of the Company, shall (i) materially increase the benefits accruing to non-employee directors under the Directors Plan; (ii) increase the amount of Common Stock for which grants may be made under the Directors Plan (other than as permitted under the Directors Plan for anti-dilution purposes); or (iii) change the provisions relating to eligibility of individuals to whom grants may be made under the Directors Plan. No amendment or termination shall affect any option previously granted to a non-employee director without the consent of such non-employee director.

     The following table sets forth information with respect to options which would be granted under the Directors Plan in fiscal year 2002 if the current director nominees serve as members of the Board of Directors of the Company through January 1, 2003, to each person or group of persons listed in the table. No options were granted under the Directors Plan in the fiscal year 2001 because of the acceleration of those options in fiscal year 2000. See "Further Information -- Director Compensation." None of the Company's executive officers or other employees participate in the Directors Plan. No associates of the directors, executive officers or other employees participate in the Directors Plan.

                                                   FISCAL YEAR 2002
           IDENTITY OF PERSON OR GROUP              OPTION GRANTS
           ---------------------------             ----------------
Geoffrey B. Bloom................................       10,000
Daniel T. Carroll................................       10,000
Richard L. Crandall..............................       10,000
Kathryn A. Jehle.................................       10,000
Alan G. Merten...................................       10,000
John F. Rockart..................................       10,000
All current non-employee directors as a group (6
  persons).......................................       60,000

FEDERAL INCOME TAX CONSEQUENCES

     Upon the exercise of an option granted under the Directors Plan, a non-employee director will recognize ordinary income equal to the difference between the option price and the fair market value of the Common Stock at the time of exercise, and the Company will receive a corresponding compensation tax deduction. Upon disposition of the shares acquired upon exercise of the option, the optionee will be accorded capital gain or loss treatment on the difference between the fair market value of the Company's Common Stock on the date of the disposition and the fair market value of the Company's Common Stock on the option exercise date.

                              FURTHER INFORMATION

PRINCIPAL SHAREHOLDERS

     The Common Stock is the only voting security of the Company. The following table sets forth information with respect to beneficial ownership of the Common Stock by each person known by management of the Company to be the beneficial owner of more than five percent of its outstanding Common Stock. The number of shares reported is as of the date indicated in the footnote below. The percentage of class is based on 10,112,835 shares of Common Stock outstanding on October 2, 2001. Except as where otherwise indicated, each person has sole voting power and sole investment power with respect to all shares beneficially owned by such person.

AMOUNT AND NATURE OF                    NAME AND ADDRESS                    PERCENT
BENEFICIAL OWNERSHIP                   OF BENEFICIAL OWNER                  OF CLASS
--------------------                   -------------------                  --------
     671,800(1)        Benson Associates, LLC                                 6.64
                       111 S.W. Fifth Avenue
                       Suite 2130
                       Portland, Oregon 97204
     936,200(2)        Codec Systems Limited                                  9.26
                       Hyde House, Adelaide Road
                       Dublin 2, Ireland
     630,150(3)        Dimensional Fund Advisors Inc.                         6.23
                       1299 Ocean Avenue, 11th Floor
                       Santa Monica, California 90401
     843,640(4)        Kennedy Capital Management, Inc.                       8.34
                       10829 Olive Blvd.
                       St. Louis, Missouri 63141

-------------------------
(1) Based upon information contained in a Schedule 13G/A filed on February 13, 2001.

(2) Based upon information contained in a Schedule 13D/A filed on September 28, 2001.

(3) Based upon information contained in a Schedule 13G filed on February 2, 2001, Dimensional Fund Advisors Inc. ("Dimensional") furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (the "Funds") and possesses sole voting and/or investment power over the securities of the Company described in the schedule that are owned by the Funds. All securities reported in the schedule are owned by the Funds, none of which individually owns more than five percent of the shares of Common Stock. Dimensional disclaims beneficial ownership of such securities.

(4) Based upon information contained in a Schedule 13G filed on February 14, 2001.

STOCK OWNERSHIP OF MANAGEMENT

     The following table sets forth the beneficial ownership of shares of the Company's Common Stock as of October 2, 2001 by each of the Company's directors, Named Officers (as defined below) and by all executive officers and directors of the Company as a group:

                                                                COMMON STOCK OF
                                                                  THE COMPANY
                                                                     OWNED         PERCENT OF
                            NAME                                BENEFICIALLY(1)      CLASS
                            ----                                ---------------    ----------
Geoffrey B. Bloom(2)........................................         35,649              *
Daniel T. Carroll(3)........................................         22,854              *
Richard. L. Crandall(4).....................................         73,134              *
Dennis G. Ganster(5)........................................        237,181           2.32
Brian Hartlen(6)............................................         16,426              *
Brian J. Jarzynski(7).......................................          5,276              *
Kathryn A. Jehle(8).........................................         56,122              *
David R. King(9)............................................         69,735              *
Alan G. Merten(10)..........................................         24,574              *
Norman R. Neuman, Jr.(11)...................................        168,121           1.66
John F. Rockart(12).........................................         43,649              *
Stanley R. Starkey(13)......................................         83,367              *
All executive officers and directors as a group (11
  persons)(14)..............................................        667,967           6.41

-------------------------
(1) To the best of the Company's knowledge, based on information reported by such directors and officers or contained in the Company's shareholder records. Unless otherwise indicated by any additional information included in the footnotes to the table, each of the named persons is presumed to have sole voting and investment power with respect to all shares shown.

(2) Includes 8,375 shares which Mr. Bloom has, or within 60 days of October 2, 2001 will have the right to acquire pursuant to the presently exercisable portion of options granted under the Directors Plan.

(3) Includes 8,375 shares which Mr. Carroll has, or within 60 days of October 2, 2001 will have the right to acquire pursuant to the presently exercisable portion of options granted under the Directors Plan.

(4) Includes 4,375 shares which Mr. Crandall has, or within 60 days of October 2, 2001 will have the right to acquire pursuant to the presently exercisable portion of options granted under the Directors Plan.

(5) Includes 118,750 shares which Mr. Ganster has or within 60 days of October 2, 2001 will have the right to acquire pursuant to the presently exercisable portion of options granted under the Company's Expired 1988 Stock Option Plan and the Company's 1998 Stock Option Plan (collectively, the "Option Plans") and 1,296 shares which are owned by him under the Company's Profit Sharing Plan. Mr. Ganster disclaims beneficial ownership of 3,700 shares reflected in the table that are owned by his spouse.

(6) Includes 14,125 shares which Mr. Hartlen has, or within 60 days of October 2, 2001 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Company's Option Plans and 273 shares which are owned by him under the Company's Profit Sharing Plan.

(7) Includes 4,313 shares which Mr. Jarzynski has, or within 60 days of October 2, 2001 will have the right to acquire pursuant to the presently exercisable portion of options granted under the Company's Option Plans.

(8) Includes 31,250 shares which Ms. Jehle has or within 60 days of October 2, 2001 will have the right to acquire pursuant to the presently exercisable portion of options granted under the Company's Option Plans.

(9) Includes 57,250 shares which Dr. King has, or within 60 days of October 2, 2001 will have, the right to acquire pursuant to the presently exercisable portion of options granted under the Company's Option Plans and 7,058 shares which are owned by him under the Company's Profit Sharing Plan.

(10) Includes 8,375 shares which Dr. Merten has or within 60 days of October 2, 2001 will have the right to acquire pursuant to the presently exercisable portion of options granted under the Company's Directors Plan.

(11) Includes 41,000 shares which Mr. Neuman has or within 60 days of October 2, 2001 will have the right to acquire pursuant to the presently exercisable portion of options granted under the Company's Option Plans and 100,189 shares under the Company's Profit Sharing Plan.

(12) Includes 8,375 shares which Dr. Rockart has or within 60 days of October 2, 2001 will have the right to acquire pursuant to the presently exercisable portion of options granted under the Company's Directors Plan. Dr. Rockart disclaims beneficial ownership of 8,000 shares reflected in the table that are owned by his spouse.

(13) Includes 49,750 shares which Mr. Starkey has or within 60 days of October 2, 2001 will have the right to acquire pursuant to the presently exercisable portion of options granted under the Company's Option Plans and 1,447 shares which are owned by him under the Company's Profit Sharing Plan.

(14) Includes 313,313 shares which certain current executive officers and directors have or within 60 days of October 2, 2001 will have the right to acquire pursuant to the presently exercisable portion of options granted under the Company's Directors Plan and Option Plans; 10,074 shares which are owned by certain executive officers under the Company's Profit Sharing Plan; and 11,700 shares referred to in Notes (5) and (12) above under "Stock Ownership of Management" as to which beneficial ownership is disclaimed.

EXECUTIVE OFFICERS

     The persons listed below currently are the executive officers of the Company.

          NAME                                     OFFICER(S)                            AGE
          ----                                     ----------                            ---
Dennis G. Ganster.......  Chairman of the Board, President and Chief Executive Officer   50
Brian Hartlen...........  Senior Vice President, Marketing                               43
Brian J. Jarzynski......  Vice President, Chief Financial Officer and Treasurer          34
                          Senior Vice President, Product Development and Chief
David R. King...........  Technology Officer                                             57
Stanley R. Starkey......  Senior Vice President, Field Operations                        53

     Mr. Ganster was named President and Chief Executive Officer of the Company in August 1997, and assumed the position of Chairman of the Board of the Company in August 2001. See "Election of Directors" for further information concerning Mr. Ganster.

     Mr. Hartlen was named Senior Vice President, Marketing of the Company in February 2001. He has been with the Company in various marketing, customer support and customer relations positions since 1976.

     Mr. Jarzynski was named Vice President, Chief Financial Officer and Treasurer of the Company in February 2001, after having served as the Company's Controller and Chief Accounting Officer since August 1999. From 1989 until he joined the Company in August 1999, Mr. Jarzynski held various positions at Ernst & Young LLP.

     Dr. King was named Senior Vice President, Product Development and Chief Technology Officer of the Company in August 1997, after having served as Director of Research and Innovation of the Company since July 1995. He has been with the Company in various positions since March 1991 when the Company purchased the operating assets of Execucom Systems Corporation. Prior to the acquisition, Dr. King held various positions with Execucom Systems Corporation, including Director of Research and Development, from 1982 through 1991.

     Mr. Starkey was named Senior Vice President, Field Operations in October 1998 after serving as Senior Vice President, Americas Operations of the Company from January 1, 1998 to October 1998. From July 1996 to January 1998, Mr. Starkey was Vice President of Sales for Gentia Software, Inc., a client/server software company. From 1972 through July 1996, he was employed by the Company in various positions including Vice President of Industry Solutions Group Sales, Vice President of Industry Service Group Marketing and Vice President Sales, Western Region.

     The executive officers of the Company serve at the pleasure of the Board of Directors.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table provides summary information concerning compensation paid by the Company and its subsidiaries to (or accrued on behalf of) (i) the Company's Chief Executive Officer, (ii) the four other most highly compensated executive officers who were serving as executive officers at the end of fiscal year 2001, and (iii) up to two additional individuals for whom disclosures would have been provided but for the fact that the individual was not serving as an executive officer of the Company at the end of fiscal year 2001 (the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG TERM
                                                                                COMPENSATION
                                                                            --------------------
                                                                              AWARDS     PAYOUTS
                                                                            ----------   -------
                                                  ANNUAL COMPENSATION       SECURITIES
                                               --------------------------   UNDERLYING    LTIP      ALL OTHER
                                               FISCAL   SALARY     BONUS     OPTIONS     PAYOUTS   COMPENSATION
NAME AND PRINCIPAL POSITION                     YEAR      ($)       ($)        (#)         ($)        ($)(1)
---------------------------                    ------   ------     -----    ----------   -------   ------------
Dennis G. Ganster............................   2001    300,000   100,000     20,000                  14,386
  Chairman, President and                       2000    300,000    90,000     20,000                  12,759
  Chief Executive Officer                       1999    300,000        --     70,000                  14,183
Brian Hartlen(2).............................   2001    135,169    35,300     20,000                   8,901
  Senior Vice President, Marketing              2000    117,700    39,000         --                   7,680
                                                1999    110,000    24,000     10,000                   6,666
Brian J. Jarzynski(3)........................   2001    122,023    23,200     15,000                   5,158
  Vice President, Chief Financial Officer       2000     85,385    24,500      9,750                      --
  and Treasurer
David R. King................................   2001    200,000    54,600         --                  12,713
  Senior Vice President,                        2000    187,000    44,880         --                  10,712
  Product Development and Chief Technology      1999    170,000        --     32,000                  10,313
  Officer
Stanley R. Starkey...........................   2001    240,000    64,000         --                  13,218
  Senior Vice President, Field Operations       2000    225,000    54,000         --                  10,777
                                                1999    200,000        --     32,000                  11,340
Kathryn A. Jehle(4)..........................   2001    151,442        --         --                   8,580
  Former Senior Vice President,                 2000    225,000    54,000     10,000     54,900        9,655
  Chief Financial Officer and Treasurer         1999    225,000        --     35,000                  10,546
Norman R. Neuman, Jr.(5).....................   2001    188,437        --         --                   9,110
  Former Senior Vice President,                 2000    200,000    48,000         --                  12,081
  Marketing                                     1999    200,000        --     32,000                  11,375

-------------------------
(1) "All Other Compensation" for fiscal year 2001 is comprised of: (i) contributions made by the Company to the accounts (or accrued by the Company on behalf) of each of the Named Officers for each period presented under the Company's and its subsidiaries' profit sharing plans as follows: Mr. Ganster $13,150, Mr. Hartlen $8,901, Mr. Jarzynski $5,158, Dr. King $11,333, Mr.
    Starkey $11,838, Ms. Jehle $8,580 and Mr. Neuman $8,210, and (ii) the dollar value of any premiums paid by the Company during each period presented with respect to term life insurance for the benefit of each of the Named Officers (other than group life plans which do not discriminate in scope, terms of operations in favor of the executive officers that are generally available to all salaried employees) as follows: Mr. Ganster $1,236, Dr. King $1,380, Mr. Starkey $1,380 and Mr. Neuman $900.

(2) The amounts indicated for Mr. Hartlen reflect compensation paid to him in his capacity as Vice President of Marketing through February 2001 and Senior Vice President, Marketing for the remainder of fiscal year 2001.

(3) The amounts indicated for Mr. Jarzynski reflect compensation paid to him in his capacity as Corporate Controller and Chief Accounting Officer of the Company from August 1999, when he was hired by the Company, through February 2001, and Vice President, Chief Financial Officer and Treasurer of the Company for the remainder of fiscal year 2001.

(4) The amounts indicated for Ms. Jehle reflect compensation paid to her in her capacity as Senior Vice President, Chief Financial Officer and Treasurer of the Company through February 2001.

(5) The amounts indicated for Mr. Neuman reflect compensation paid to him in his capacity as Senior Vice President, Marketing of the Company through February 2001. In addition, the amounts indicated for Mr. Neuman under the heading "Annual Compensation -- Salary" for fiscal year 2001 include salary continuation payments of $51,514 paid to Mr. Neuman after his termination of employment with the Company.

OPTION GRANTS AND RELATED INFORMATION

     The following table provides information with respect to options granted to the Named Officers during fiscal year 2001.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                  INDIVIDUAL GRANTS                                     POTENTIAL REALIZABLE
                             ----------------------------                                 VALUE AT ASSUMED
                               NUMBER OF      % OF TOTAL                                ANNUAL RATES OF STOCK
                              SECURITIES       OPTIONS                                 PRICE APPRECIATION FOR
                              UNDERLYING      GRANTED TO    EXERCISE OR                    OPTION TERM(2)
                                OPTIONS      EMPLOYEES IN   BASE PRICE    EXPIRATION   -----------------------
           NAME              GRANTED(#)(1)   FISCAL YEAR      ($/SH.)        DATE       5%($)         10%($)
           ----              -------------   ------------   -----------   ----------    -----         ------
Dennis G. Ganster..........     20,000          7.79%           3.06      6/15/2006     16,908        34,488
Brian Hartlen..............     20,000          7.79%           2.75      2/09/2006     15,195        34,589
Brian J. Jarzynski.........     15,000          5.84%          2.875      2/16/2006     11,915        27,121
David R. King..............         --             --             --             --         --            --
Stanley R. Starkey.........         --             --             --             --         --            --
Kathryn A. Jehle...........         --             --             --             --         --            --
Norman R. Neuman, Jr. .....         --             --             --             --         --            --

-------------------------
(1) All of these options, which were granted pursuant to the Company's 1998 Global Employee Stock Option Plan (the "1998 Plan"), were granted at market value on the date of grant, become exercisable annually in 25% increments beginning one year after the grant date and have a term of five years. The exercisability of certain of these options may be accelerated in the event of a change in control of the Company. See "Employment Agreements and Termination/Change in Control Agreements."

(2) Represents value of option at the end of a five-year term, assuming the market price of the Company's Common Stock appreciates at an annually compounded rate of 5% or 10%. These amounts represent assumed rates of appreciation only. Actual gains, if any, will be dependent on overall market conditions and on future performance of the Company's Common Stock. There can be no assurance that the amounts reflected in the table will be achieved.

OPTION EXERCISES AND HOLDINGS

     The following table contains information regarding options exercised by the Named Officers during fiscal year 2001, and the value of options held by such officers as of June 30, 2001 measured in terms of the closing price of the Company's Common Stock on June 30, 2001.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                              OPTIONS AT FISCAL          IN-THE-MONEY OPTIONS AT
                               SHARES                            YEAR END(#)              FISCAL YEAR END($)(1)
                             ACQUIRED ON      VALUE      ---------------------------   ---------------------------
           NAME              EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----              -----------   -----------   -----------   -------------   -----------   -------------
Dennis G. Ganster..........       0             0          116,500        92,500          2,324          5,324
Brian Hartlen..............       0             0           13,875        27,625            349          9,549
Brian J. Jarzynski.........       0             0            2,438        22,312              0          5,025
David R. King..............       0             0           49,750        27,250          1,162          1,162
Stanley R. Starkey.........       0             0           49,750        27,250          1,162          1,162
Kathryn A. Jehle...........       0             0           47,000        31,000          1,162          1,162
Norman R. Neuman, Jr. .....       0             0           46,000             0            581              0

-------------------------
(1) Calculated on the basis of the number of shares subject to each such option multiplied by the excess of the fair market value of a share of Common Stock at June 30, 2001 over the exercise price of such option.

EMPLOYMENT AGREEMENTS AND TERMINATION/CHANGE IN CONTROL ARRANGEMENTS

     Under the Company's expired 1988 Stock Option Plan (the "Expired 1988 Plan"), incentive stock options were granted to key employees (including the Named Officers) and such stock options become fully exercisable, even if not otherwise exercisable, upon the dissolution or liquidation of the Company or upon any merger or consolidation in which the Company is not the surviving corporation, if a period of twelve months from the date of grant has expired. No further options (or SARs) may be granted under the Expired 1988 Plan as it expired June 1998. As of October 2, 2001, 365,000 shares of the Company's Common Stock were still subject to outstanding options under the Expired 1988 Plan.

     Under the 1998 Global Employee Stock Option Plan (the "1998 Plan"), stock options were granted to employees (including the Named Officers) and such stock options become fully exercisable, even if not otherwise exercisable, in the event of a change in control. As of October 2, 2001, 951,800 shares of the Company's Common Stock were subject to outstanding options under the 1998 Plan.

     As of June 1, 1998, the Company entered into Change in Control Severance Agreements with the following officers: Dennis G. Ganster, Dr. David R. King, Stanley R. Starkey, Kathryn A. Jehle and Norman E. Neuman, Jr. The Change in Control Severance Agreements were amended as of November 30, 1999. The Change in Control Severance Agreements with Ms. Jehle and Mr. Neuman terminated upon the termination of their employment with the Company in February 2001. The Company entered into Change in Control Severance Agreements with Brian Hartlen and Brian
J. Jarzynski as of February 9 and February 16, 2001, respectively. The Change in Control Severance Agreements that the Company has entered into with its officers are collectively referred to as the "Change in Control Agreements."

     The Change in Control Agreement between Mr. Ganster, the Chairman, President and Chief Executive Officer, and the Company generally provides that in the event of termination of Mr. Ganster's employment within two years following a change in control of the Company, Mr. Ganster will be entitled to a cash severance benefit equal to three times his annual base salary as in effect at the time of the change in control, plus an amount equal to three times the average of his incentive bonus (excluding any special bonus payments) paid for the three fiscal years immediately preceding the fiscal year of the change in control. This severance payment is to be paid in a lump sum cash payment within ten days following Mr. Ganster's termination of employment. Payments made later than this ten-day period will be subject to interest at the prime rate plus two percent, which begins to accrue on the tenth day following the termination of employment.

     The Change in Control Agreements between the Company and each of Messrs. Hartlen, Jarzynski and Starkey and Dr. King are substantially similar. The Agreements each generally provide that in the event of termination of such officers' employment within two years following a change in control of the Company, such officer will be entitled to a cash severance benefit equal to two times such officer's annual base salary, as in effect at the time of the change in control, plus an amount equal to two times the average of their annual incentive bonus paid for the immediately preceding three fiscal years and bonuses paid for a period of time during which they were not senior executives reporting to the President of the Company (excluding any special bonus payments). Bonuses paid for a partial fiscal year of service shall be proportionately increased so as to give the bonuses the effect of an amount for a full fiscal year. Such severance payments are to be paid in a lump sum cash payment within ten days following such officer's termination of employment. Payments made later than this ten-day period will be subject to interest at the prime rate plus two percent, which begins to accrue on the tenth day following the termination of employment.

     Each of the Change in Control Agreements provides that payments under this Agreement or any other plans, agreements or policies of the Company shall not be subject to the golden parachute cap under Sections 280G and 4999 of the Code. To the extent that the aggregate parachute payments equal or exceed the golden parachute cap set forth in Sections 280G and 4999 of the Code, the Company shall pay the executive an amount equal to the federal excise tax owed by the executive on behalf of payments under the Change in Control Agreements or other golden parachute amounts.

     For purposes of the 1998 Plan and each of the Change in Control Agreements, the term "change in control" means (a) the election of a Board of Directors of the Company, a majority of the members of which were nominees of a person (including an individual, a corporation, partnership, joint venture, trust or other entity) or a group of persons acting together (other than persons who were members of the Board of Directors or officers of the Company as of August 14, 1998 for the 1998 Plan and as of June 1, 1998 for the Change in Control Agreements, or certain tax-qualified retirement plans of the Company (collectively, the "Exempted Persons")), following the acquisition by such person of twenty-five percent, or more, of the outstanding Common Stock of the Company; (b) the acquisition of ownership by a person (other than Exempted Persons) of fifty-one percent or more of the outstanding Common Stock of the Company; (c) a sale of all or substantially all of the assets of the Company to any entity not controlled by persons who were members of the Board of Directors or officers of the Company as of August 14, 1998 for the 1998 Plan and as of June 1, 1998 for the Change in Control Agreements, or by any tax-qualified retirement plan for the benefit of employees of the Company; or (d) a merger, consolidation or other similar transaction between the Company and another entity if a majority of the members of the Board of Directors of the surviving company were not Continuing Directors. Continuing Directors means persons (x) who were members of the Board of Directors of the Company immediately before the change in control, and (y) who also were members of the Board of Directors of the Company as of August 14, 1998 for the 1998 Plan and as of June 1, 1998 for the Change in Control Agreements, or are new directors whose election by the Board of Directors, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors in office at the time of such election or nomination who either were directors as of August 14, 1998 for the 1998 Plan and as of June 1, 1998 for the Change in Control Agreements or whose election or nomination for election was previously approved as provided above.

     For purposes of each of the Change in Control Agreements, the term "termination of employment" is defined as (a) the officer's involuntary termination by the Company for any reason other than death, disability, retirement or cause; or (b) the officer's termination for (i) any reassignment or change in the identity or corporate position to whom the officer reports, or a change in title (other than a promotion); (ii) any reduction in the officer's base salary or failure by the Company to continue any bonus, stock or incentive plans; (iii) the discontinuance or reduction in benefits to the officer of any qualified or nonqualified retirement or welfare plan or the discontinuance of any fringe benefits or other perquisites; (iv) the required relocation of the officer's principal place of employment by more than fifty miles or more frequent and/or longer required business traveling (other than on account of a promotion); or (v) the Company's breach of any provision of the Change in Control Agreement.

     In connection with Norman Neuman, Jr.'s separation from the Company, the Company agreed to pay Mr. Neuman bi-weekly salary continuation payments of $5,723.83 until April 16, 2004 and a car allowance of $945 per month until February 9, 2002; to continue his health insurance coverage until April 16, 2004, or until he is eligible for group health insurance coverage from another employer; to allow him to exercise his rights under the Company's Benefit Adjustment Plan; and to extend the period of time that he has to exercise his vested stock options until the expiration date stated in the related option agreements, which is generally five or ten years from the date of grant.

     In April 2001 the Company agreed to extend the period of time that Kathryn
A. Jehle has to exercise vested stock options following her termination of employment with the Company until the expiration date stated in the related option agreements, which is generally five or ten years from the date of grant.

DIRECTOR COMPENSATION

     In fiscal year 2001 each director who was not an officer or employee of the Company received for his or her services as such a semi-annual retainer of $4,000, plus $1,000 for each Board or committee meeting attended. In addition, the Chairman of each standing committee received a semi-annual retainer of $2,500 for serving as such. Mr. Carroll, the Chairman of the Board of the Company until August 14, 2001, received an additional $5,000 per month for his services as Chairman of the Board and of the Executive Committee.

     Non-employee directors may make semi-annual elections, prior to the end of each December and June of each calendar year, to purchase shares of Common Stock of the Company instead of receiving all or a portion of his or her base cash compensation. In fiscal year 2001, Messrs. Bloom, Carroll, and Crandall and Drs. Merten and Rockart, non-employee directors of the Company, elected to purchase a total of 23,029 shares of Common Stock of the Company at a weighted average purchase price of $3.73 per share in lieu of compensation.

     Directors who are officers or employees of the Company receive no compensation (beyond their compensation for services as an officer or employee) for serving as directors.

     The Company's Directors Plan provides for the issuance of options to purchase up to 200,000 shares of the Company's Common Stock to non-employee directors of the Company. Under the Directors Plan, each non-employee director serving on the Board of Directors on November 17, 1994 was granted an option to purchase 7,500 shares of the Company's Common Stock at an exercise price of $8.33 per share. Any non-employee director who is first elected or appointed to the Board of Directors after November 17, 1994 will receive an option to purchase 7,500 (proposed to be increased to 15,000) shares of the Company's Common Stock on the date of the first Board of Directors meeting following his or her election or appointment. In addition, each non-employee director who has been a director for six months before the January 1 following the date of each Annual Meeting of Shareholders held during the term of the Directors Plan automatically shall be granted, as of the January 1 following each such Annual Meeting beginning January 1, 2002, an option to purchase an additional 5,000 (proposed to be increased to 10,000) shares of Common Stock. On November 23, 1999, options to purchase 10,000 shares at an exercise price of $5.5625 were granted to each of Messrs. Bloom, Carroll and Crandall and Drs. Merten and Rockart. These options were an acceleration of the options that these directors were scheduled to receive under the Directors Plan in January 2000 and 2001. Options under the Directors Plan are granted at the last sale price per share of the Company's Common Stock on the Nasdaq National Market(R) on the date of grant, are exercisable at a rate of 25% per year beginning one year from the date of grant and have a term of five years. Options granted under the Directors Plan become immediately exercisable, if not otherwise exercisable, upon the dissolution or liquidation of the Company or upon any merger or consolidation in which the Company is not the surviving corporation, provided that a period of 12 months from the date of grant has elapsed. As of October 2, 2001, 72,500 options were outstanding under the Directors Plan.

     Certain proposed amendments to the Directors Plan will have an effect on Director Compensation. For a discussion of the proposed amendment to the Directors Plan, please see Item 3 of this Proxy Statement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee currently consists of Mr. Bloom and Drs. Merten and Rockart. During fiscal year 2001, no member of the Compensation Committee served as an officer or employee of the Company or any of its subsidiaries nor had any member of the Compensation Committee formerly served as an officer of the Company or any of its subsidiaries. During fiscal year 2001, none of the executive officers of the Company served on the board of directors or on the compensation committee of any other entity, any of whose executive officers served either on the Board of Directors or on the Compensation Committee of the Company.

                         COMPENSATION COMMITTEE REPORT

     The responsibilities of the Compensation Committee include recommending to the Board of Directors the compensation for the executive officers of the Company, who during all or part of fiscal year 2001 were Mr. Ganster, Mr. Hartlen, Mr. Jarzynski, Dr. King, Mr. Starkey, Ms. Jehle and Mr. Neuman. The Committee also considers recommendations from the Chief Executive Officer for compensation of other officers of the Company and recommends to the Board of Directors approval or changes in those recommendations. The Committee also grants stock options to officers and employees under the 1998 Plan.

     The Committee met four times in fiscal year 2001. Executive officers were not present during the Committee's consideration of their individual compensation.

     The Company's executive compensation program is designed to give executives a balanced incentive package which encourages the achievement of both short-term and long-term performance goals and which rewards improvement in shareholder value. The Committee believes that the compensation program is essential to the Company's effort to attract and retain key executives. The Committee also believes that the Company's compensation program should encourage the executive officers to align their interests with the shareholders by conditioning a significant portion of executive compensation on increases in shareholder value.

     The executive compensation program consists of three main components: base salary, performance bonuses and stock-based incentives. In addition, the executive officers participate in the Company's employee benefit plans generally on the same terms as other Company employees.

  BASE SALARY

     The base compensation of Mr. Ganster as the chief executive officer of the Company was established when he was appointed to that position in August 1997, and at his request that amount has remained the same each year through fiscal year 2001. Three of the four senior vice presidents in office at the beginning of fiscal year 2001 were given raises of between 5% and 6.9% in recognition of their performance; the fourth, Ms. Jehle, received no increase, at her request. During the fiscal year Ms. Jehle and Mr. Neuman left office and were replaced through internal promotions. The two new executive officers, Mr. Hartlen and Mr. Jarzynski, were given increases in base salary of 25% and 34%, respectively, to reflect the increased responsibilities of their new positions in senior management.

  PERFORMANCE BONUSES

     The Committee adopted an incentive plan for executive officers for fiscal year 2001 that called for payments equal to 50% of base salary for the Chief Executive Officer and 40% of base salary for the other executive officers if the Company achieved budgeted revenue growth and earnings per share (after allowance for nonrecurring charges and events). The incentive payment target amounts were based 50% on revenue growth targets and 50% on earnings per share targets. The Company achieved the earnings per share target but did not fully achieve the revenue growth target, so the executive officers received 67% of their target performance bonuses.

  STOCK OPTION AWARDS

     Stock option awards are an important means by which the Committee directly links executive officers' compensation to the appreciation in value realized by all of the Company's shareholders. Under the Company's stock option plans, options are granted at exercise prices equal to the market price on the date of grant and therefore have no value to the executive unless the Company's stock appreciates. In making awards, the Committee considers each executive's responsibilities, performance and potential as well as the existing level of stock options held by each executive.

     As previously reported, in fiscal year 1999 the Committee accelerated the stock options that the Committee would otherwise have expected to grant to the executive officers in fiscal years 2000 and 2001, in order to strengthen the long-term incentive opportunities of the executive team. As a result, no stock options were granted in fiscal year 2001 to Dr. King, Mr. Starkey, Ms. Jehle or Mr. Neuman. However, in June 2001 the Committee granted options of 20,000 shares to Mr. Ganster, in recognition of the fact that Mr. Ganster did not accept a salary increase for fiscal year 2001 and of the Company's improved performance in fiscal year 2001. To reflect their new positions and responsibilities, Mr. Hartlen and Mr. Jarzynski were granted options of 20,000 and 15,000 shares, respectively, upon their appointments as executive officers in February 2001.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Company from time to time reviews the extent to which its executive compensation arrangements are subject to the provisions of the Code and related regulations limiting the deductibility of executive compensation in excess of $1,000,000 paid to any of the five most highly compensated executive officers of the Company in any fiscal year which does not qualify for an exemption under the statute or proposed regulations. The Expired 1988 Plan and the 1998 Plan include restrictions required by the Code to except option grants under these plans from the limit on deductibility. The Committee does not presently believe that the other components of the Company's compensation program are likely to result in payments to any executive officer in any year in excess of $1,000,000, other than the Company's severance arrangements following certain changes in control of the Company, and therefore has concluded that no further action with respect to qualifying such compensation for deductibility is necessary at this time.

COMPENSATION COMMITTEE:                 GEOFFREY B. BLOOM, CHAIR
                                        ALAN G. MERTEN
                                        JOHN F. ROCKART

                               SHAREHOLDER RETURN

     Set forth below is a graph comparing the cumulative total return on the Company's Common Stock from July 1, 1996 through June 30, 2001 with the Standard and Poor's Computers (Software & Services) Index (the "S&P Computer Software Index") and The Nasdaq Stock Market (U.S.) Index (the "Nasdaq US Index"). The graph assumes that the value of the investment in the Company's Common Stock, the S&P Computer Software Index and the Nasdaq US Index was $100 on July 1, 1996 and that all dividends were reinvested.

     The graph displayed below is presented in accordance with Securities and Exchange Commission requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. This graph in no way reflects the Company's forecast of future financial performance.
[PERFORMANCE CHART]

                                                                                                             S & P COMPUTERS
                                                        COMSHARE,                 NASDAQ STOCK                 (SOFTWARE &
                                                      INCORPORATED                MARKET (U.S.)                 SERVICES)
                                                      ------------                -------------              ---------------
6/96                                                     100.00                      100.00                      100.00
6/97                                                      39.92                      121.60                      166.18
6/98                                                      25.20                      160.06                      257.73
6/99                                                       9.88                      230.22                      395.87
6/00                                                      15.32                      340.37                      445.95
6/01                                                      10.35                      184.51                      320.86

* $100 invested on 6/30/96 in Stock or Index -- including reinvestment of dividends. Fiscal year ending June 30.

                                                        ------------------------------------------------------------
                                                                          Cumulative Total Return
--------------------------------------------------------------------------------------------------------------------
                                                         6/96      6/97      6/98      6/99      6/00      6/01
--------------------------------------------------------------------------------------------------------------------
 COMSHARE, INCORPORATED                                 100.00     39.92     25.20      9.88     15.32     10.35
--------------------------------------------------------------------------------------------------------------------
 NASDAQ STOCK MARKET (U.S.)                             100.00    121.60    160.06    230.22    340.37    184.51
--------------------------------------------------------------------------------------------------------------------
 S & P COMPUTERS (SOFTWARE & SERVICES)                  100.00    166.18    257.73    395.87    445.95    320.86
--------------------------------------------------------------------------------------------------------------------

                                  ACCOUNTANTS

GENERAL

     Arthur Andersen LLP, independent public accountants, have audited the financial statements of the Company since 1972. Representatives from Arthur Andersen LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they wish, and will be available to respond to appropriate questions. In accordance with the Company's past practice, the selection of independent public accountants to audit the financial statements of the Company for the fiscal year ending June 30, 2002 will be made by the Board of Directors at a later date.

FEES PAID TO INDEPENDENT AUDITORS

     AUDIT FEES. Arthur Andersen LLP billed the Company $125,703 for professional services in connection with the audit of the Company's fiscal year 2001 financial statements.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Arthur Andersen LLP did not bill the Company for operating, designing or supervising the Company's computer, financial or information systems during fiscal year 2001.

     ALL OTHER FEES. Arthur Andersen LLP billed the Company $31,467 for other services rendered during fiscal year 2001. These fees were for tax consultation services. The Audit Committee of the Board does not consider the provision of the services described above by Arthur Andersen LLP to be incompatible with the maintenance of Arthur Andersen LLP's independence.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of their ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any delinquent filings and failures to file such reports.

     Based solely on its review of the copies of such reports received by it and written representations of its incumbent directors and officers, the Company believes that, during the period from July 1, 2000 to June 30, 2001, all of these applicable requirements were complied with by each of its directors, officers and greater than ten percent beneficial owners, except the Form 3 for Kristin L.G. Marsh, Corporate Controller and Chief Accounting Officer, and the Form 5 for Dennis G. Ganster, Chairman, President and Chief Executive Officer were filed late.

                 SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Shareholder proposals intended to be presented at the 2002 Annual Meeting which are eligible for inclusion in the Company's Proxy Statement for that meeting under Rule 14a-8 promulgated under the Exchange Act must be received by the Company not later than June 20, 2002 if they are to be included in the Company's Proxy Statement relating to that meeting. Such proposals should be addressed to the Secretary at the Company's principal executive offices and should satisfy the requirements applicable to shareholder proposals contained in the Company's bylaws. Shareholder proposals intended to be presented at the 2002 Annual Meeting which are not eligible for inclusion in the Company's Proxy Statement for that meeting under Rule 14a-8 promulgated under the Exchange Act must satisfy the requirements applicable to shareholder proposals contained in the Company's bylaws. Such proposals must be addressed to the Secretary at the Company's principal executive offices and must be received at the Company's principal executive offices not less than ninety days prior to the anniversary of the preceding year's annual meeting, which date will be August 21, 2002. The Company also expects the persons named as proxies for the 2002 annual meeting to use their discretionary voting authority with respect to any proposal presented or offered to be presented at that meeting by a shareholder who does not provide the Company with written notice of such proposal during the period provided in the Company's bylaws.

                                    GENERAL

     The Board does not intend to present any matters at the Annual Meeting other than those described above. However, if any other matters should properly come before the meeting, including any shareholder proposal that has been omitted from this Proxy Statement in accordance with the rules of the Securities and Exchange Commission, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters.

October 18, 2001
Ann Arbor, Michigan

                                     PROXY
                             COMSHARE, INCORPORATED

                555 BRIARWOOD CIRCLE, ANN ARBOR, MICHIGAN 48108
 SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS
                              ON NOVEMBER 19, 2001

The undersigned hereby appoints Dennis G. Ganster and Brian J.
Jarzynski, or any one of them, proxies with full power of substitution to vote, as designated on the reverse side, all shares of Common Stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Comshare, Incorporated to be held on Monday, November 19, 2001 or at any adjournment or adjournments thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR ELECTION AS DIRECTORS AND FOR PROPOSALS 2 AND 3.

Discretionary authority is hereby conferred as to any other matters as may properly come before the Annual Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting, the Proxy Statement and the Annual Report of Shareholders of Comshare, Incorporated for the year ending June 30, 2001. The undersigned ratifies all that the proxies or any of them or their substitutes may lawfully do or cause to be done by virtue hereof and revokes all former proxies.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------
| SEE REVERSE SIDE |
--------------------






                                                                         0002RC
--------------------------------------------------------------------------------
                      INSTRUCTIONS FOR VOTING BY TELEPHONE

Comshare, Incorporated encourages you to take advantage of the convenient telephone voting method to vote your shares for the proposals to be covered at the Annual Meeting of Shareholders. Voting by telephone confers discretionary authority as to any other matters as may properly come before the meeting. Please take the opportunity to use this voting method as outlined below to cast your ballot.




                         -------------------------------------------------------
TO VOTE BY TELEPHONE     | Call toll free 1-888-297-9637 in the United States or
                         | Canada any time on a touch tone telephone. There is
                         | NO CHARGE to you for this call. Have your proxy card
                         | in hand when you call.
                         |
                         | Enter the 6-digit Control Number located below.
                         |
                         | Option #1:  To vote as the Board of Directors
                         |             recommends on ALL proposals, Press 1.
                         |             When asked, please confirm your vote by
                         |             pressing 1.
                         |
                         | Option #2:  If you choose to vote on each proposal
                         |             separately, press 0 and follow the
                         |             recorded instructions.
                         |
                         -------------------------------------------------------

           IF YOU VOTE BY TELEPHONE, DO NOT MAIL BACK THE PROXY CARD.
                          THANK YOU FOR VOTING

CONTROL NUMBER
--------------------------------------------------------------------------------

 +      COMSHARE, INCORPORATED
        NOVEMBER 19, 2001

        0002QC

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 CONTROL NUMBER
        [ ]  Mark this box with an X if you have made changes to your name or address details below.
                                                                                                 000000 0000000000  0  0000

                                                                                                 000000000.000 ext     A0771
             Mr A Sample                                                                         000000000.000 ext
             Designation (if any)                                                                000000000.000 ext
             Add1                                                                                000000000.000 ext
             Add2                                                                                000000000.000 ext
             add3                                                                                000000000.000 ext
             add4                                                                                000000000.000 ext
             add5                                                                                000000000.000 ext
             add6
                                                                                                 C1234567890

------------------------------------------------------------------------------------------------------------------------------------
   PROXY CARD
------------------------------------------------------------------------------------------------------------------------------------
   PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY. X
-------------------------------------------------------------------------       ----------------------------------------------------
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE LISTED NOMINEES.           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
-------------------------------------------------------------------------                       FOLLOWING PROPOSALS.
                                                                                ----------------------------------------------------


1. ELECTION OF DIRECTORS:                        FOR        WITHHOLD                                             FOR AGAINST ABSTAIN

01-Geoffrey B. Bloom                             [ ]          [ ]               2. Approval of the Amendment     [ ]   [ ]    [ ]
                                                                                to the Employee Stock Purchase
02-Daniel T. Carroll                             [ ]          [ ]               Plan to increase the number of
                                                                                shares reserved for issuance by
03-Richard L. Crandall                           [ ]          [ ]               800,000 shares.

04-Dennis G. Ganster                             [ ]          [ ]               3. Approval of the Amendment to  [ ]   ] ]    [ ]
                                                                                the Directors Stock Option Plan
05-Kathryn A. Jehle                              [ ]          [ ]               to (i) increase the annual
                                                                                option grant to the non-employee
06-Alan G. Merten                                [ ]          [ ]               directors of the Company to
                                                                                10,000 shares and (ii) increase
07-John F. Rockart                               [ ]          [ ]               the initial option grant to the
                                                                                non-employee directors of the
                                                                                Company to 15,000 shares.

                       PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE VOTING INSTRUCTIONS.

NOTE: Please sign exactly as your name appears hereon.  Joint owners should each sign.  When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.


Signature                                      Signature                                   Date

|-------------------------|                    |------------------------|                  |---------------------|
|                         |                    |                        |                  |      /     /        |
|-------------------------|                    |------------------------|                  |---------------------|


 +                                                                                                                                +


                                                                      Appendix I

                             COMSHARE, INCORPORATED

                          EMPLOYEE STOCK PURCHASE PLAN



     1. PURPOSE. The purpose of the Comshare, Incorporated Employee Stock Purchase Plan (the "Plan") is to promote the best interests of Comshare, Incorporated (the "Company") and its shareholders by encouraging employees of the Company and its subsidiaries to acquire a proprietary interest in the Company, thus identifying their interests with those of shareholders and encouraging the employees to make even greater efforts on behalf of the Company. The Plan is intended to constitute an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

     2. CERTAIN DEFINITIONS. As used in this Plan, the term "subsidiary" of the Company means any "subsidiary corporation" as defined in Section 424(f) of the Code; the term "employee" means an individual with an "employment relationship" with the Company or any subsidiary as defined in Regulation 1.421-7(h) of the Income Tax Regulations; the term "employment" means employment with the Company or a subsidiary of the company; the term "Purchase Period" means a six month offering period commencing each January 1 and July 1; and the term "compensation" means base salary, plus incentive bonuses and commissions, but excluding non-compete payments.

     3. STOCK. The stock subject to option and purchase under the Plan shall be the Common Stock of the Company (the "Common Stock"), and may be either authorized and unissued shares or shares that have been reacquired by the Company. The total amount of Common Stock on which options may be granted under the Plan shall not exceed 200,000 shares, subject to Stock subject to any unexercised portion of a terminated, cancelled or expired option granted under the Plan may again be used for option grants under the Plan.

     4. ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Board of Directors ("Board"), comprised of no fewer than two
(2) disinterested members of the Board, as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Committee may prescribe rules and regulations from time to time for the administration of the Plan and may decide questions which may arise with respect to its interpretation or application. The decisions of the Committee in interpreting the Plan shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, employees and optionees. The Committee, from time to time, shall grant to eligible employees on a uniform basis, options to purchase Common Stock pursuant to the terms and conditions of the Plan. In the event of insufficient shares during a Purchase Period, the Committee shall allocate shares proportionately on the basis of compensation.

     5. PARTICIPANTS. Except as provided in Section 6, below, any employee who is in the employ of the Company, or any subsidiary of the Company on the offering dates, (i) whose customary employment with the Company or a subsidiary is 20 hours or more per week and (ii) whose customary employment with the Company or a subsidiary is for five or more months per calendar year, is eligible to participate in the Plan in accordance with its terms. Employees of subsidiaries located outside of the United States shall be subject to the additional requirements set forth in the appendices hereto.

     6. OWNERSHIP AND PURCHASE LIMITATIONS. Notwithstanding anything herein to the contrary, no employee shall be entitled to participate in an offering under this Plan, would, in the aggregate, own or hold options to purchase shares of Common Stock equal to or exceeding five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of its subsidiary corporations. For the foregoing purposes, the rules of
Section 424(d) of the Code shall apply in determining stock ownership. With respect to individual employees, Section 424(d) provides that an employee shall be considered as owning the stock owned directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants. No employee shall be granted an option under the Plan which, together with options granted under all employee stock purchase plans (qualified under Section 423 of the Code) of the Company and its subsidiaries permits the employee to accrue option rights to purchase shares in any calendar year in excess of $25,000 of fair market value of such shares (determined at the time an option is granted). For purposes of this Plan, the "grant date" shall be the first day of each Purchase Period, as defined in Section 9(b), below.

     7. OPTION PRICE. The option price of the shares shall be 85% of the fair market value of shares of the Company's Common Stock on the date of grant. For purposes of this paragraph, the fair market value of the shares shall be determined by the last sale price of the shares of the Company's Common Stock on the NASDAQ National Market, as reported in The Wall Street Journal, for the date on which the option is granted or, if there are no sales on such date, on the last date immediately preceding the grant date on which there were sales.

     8.   PAYMENT FOR OPTION SHARES.

          (a) SHARES UNDER OPTION. An eligible employee may elect to participate in an offering by delivering to the Company an election to participate and a payroll deduction form within a certain period of time, which period shall be designated by the Committee prior to each offering date (the "Election Period"). An eligible employee's election to participate and payroll deduction form from the preceding Election Period automatically shall carry over to the next Election Period unless affirmatively revoked by the employee. An employee who elects to participate may not authorize payroll deductions which, in the aggregate, are less than one percent (1%) of the employee's cash compensation. Only whole shares of Common Stock may be purchased under the Plan.

          (b) A participating employee must authorize payroll deductions over a minimum six month Purchase Period. An employee may suspend payroll deductions during a Purchase Period only at the discretion of the Company in the event of an unforeseen hardship; provided, however, that payroll deductions made prior to approval of the suspension by the Company shall still be used to purchase Common Stock for the employee at the end of the Purchase Period.

          (c) Payroll deductions shall commence on the first payroll date in the Purchase Period and shall continue until the last payroll date in the Purchase Period; provided, however, that unless an election is revoked, such election shall continue into successive six month Purchase Periods.

          (d) A participating employee's option shall be deemed to have been exercised on the last business day of the Purchase Period.

          (e) The Company retains the right to designate an exclusive broker to handle the Common Stock transactions under the Plan. As soon as practicable after the end of the Purchase Period, the Company shall deliver to each employee or a designated brokerage account, through a certificate or electronic transfer, the shares of Common Stock that such employee has purchased. Any amount that has been deducted and withheld in excess of the option price automatically shall be applied toward the purchase of option shares in the next Purchase Period. An employee who elects not to participate in the following Purchase Period shall receive a check from the Company for any amount that has been deducted and withheld in excess of the cost of shares.

     9. INTEREST. No interest shall accrue or be paid on any amounts paid by payroll deduction by any participating employee.

     10. TERMINATION OF EMPLOYMENT, UNPAID LEAVE OF ABSENCE OR LAYOFF. If a participating employee ceases to be employed by the Company for any reason
(with or without severance pay), including but not limited to, voluntary or forced resignation, retirement, death, layoff, or if an employee is on an unpaid leave of absence, or during any period of severance, within a reasonable time after notice of the termination or unpaid leave of absence, the Company shall issue a check to the former employee (or executor, administrator or legal representative, if applicable) in the aggregate amount of the employee's payroll deductions that had not yet been applied towards the purchase of shares as of the employee's date of separation.

     11. NON-ASSIGNABILITY. No option shall be transferable by an employee, and an option shall be exercised only by an employee. Upon the death of a participating employee, his or her executor, administrator or other legal representative shall receive a check from the Company representing the aggregate amount of the deceased employee's payroll deductions that had not yet been applied towards the purchase of option shares as of the date of death.

     12. ADJUSTMENTS. The total amount of Common Stock for which options may be granted under the Plan, and the number of shares subject to any option granted to a participant (both as to the number of shares of Common Stock and the option price), shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from payment of a stock dividend on Common Stock, a subdivision or combination of shares of Common Stock, or a reclassification of Common Stock, and, pursuant to the paragraph below, in the event of a merger in which the Company shall be the surviving corporation.

     After any merger of one or more corporations into the Company, or after any consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each participant shall, at no additional cost, be entitled upon the exercise of an option, to receive (subject to any required action by shareholders), in lieu of the number of shares to which such option shall then be exercised, the number and class of shares of stock or other securities to which such participant would have been entitled to receive pursuant to the terms of the agreement of merger or consolidation if at the time of such merger or consolidation such participant had been a holder of record of a number of shares of Common Stock equal to the number of shares to which such option shall then be so exercised. Comparable rights shall accrue to each participant in the event of successive mergers or consolidations of the character described above.

     Anything contained herein to the contrary, upon the dissolution or liquidation of the Company or upon any merger or consolidation in which the Company is not the surviving corporation, the Purchase Period for any option granted under this Plan shall terminate as of the date of the aforementioned event, but each participant who is then an employee of the Company or a subsidiary shall have the right, immediately prior to such dissolution, liquidation, merger or consolidation, to exercise his option for such Purchase Period in full on the earlier of the date of the merger or liquidation or the last day of the Purchase Period.

     The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.

     13. TERMINATION AND AMENDMENT. The Board may terminate the Plan, or the granting of options under the Plan, at any time. No option shall be granted under the Plan after July 31, 2004.

     The Board may amend or modify the Plan at any time and from time to time, but no amendment or modification shall disqualify the Plan under Section 423 of the Code.

     No amendment, modification, or termination of the Plan shall in any manner affect any option granted under the Plan without the consent of the participant holding the option.

     14. RULE 16b-3 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on the exercise of an option as may be required to satisfy the requirements of Rule 16b-3 of the Exchange Act, as amended from time to time (or any successor rule).

     15. RIGHTS PRIOR TO DELIVERY OF SHARES. No participant shall have any rights as a shareholder with respect to shares covered by an option until the issuance of a stock certificate or electronic transfer to the employee or his brokerage account of such shares. No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the certificate is issued or the shares electronically delivered to a brokerage account.

     16. SECURITIES LAWS. Anything to the contrary herein notwithstanding, the Company's obligation to sell and deliver stock pursuant to the exercise of an option is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Company deems necessary or advisable. The Company shall not be required to sell and deliver stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares will not violate any of the provisions of the Securities Act of 1933 or the Securities Exchange Act of 1934, or the rules and regulations of the Securities Exchange Commission promulgated thereunder or those of any stock exchange on which the stock may be listed, the provisions of any state laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws.

     The Board may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an option under the Plan as it may deem advisable, including, without limitation, restrictions (a) under applicable federal securities laws, (b) under the requirements of any stock exchange or other recognized trading market upon which such shares of Common Stock are then listed or traded, and (c) under any blue sky or state securities laws applicable to such shares. No shares shall be issued until counsel for the Company has determined that the Company has complied with all requirements under appropriate securities laws.

     17. APPROVAL OF PLAN. The Plan shall be subject to the approval of the holders of at least a majority of the Common Stock of the Company present and entitled to vote at a meeting of shareholders of the Company held within 12 months after adoption of the Plan by the Board. If not approved by shareholders within such 12-month period, the Plan and any options granted hereunder shall become void and of no effect.

     18. EFFECT ON EMPLOYMENT. Neither the adoption of the Plan nor the granting of an option pursuant to it shall be deemed to create any right in any employee to be retained or continued in the employment of the Company, parent or a subsidiary.

     19. USE OF PROCEEDS. The proceeds received from the sale of Shares pursuant to the Plan shall be used for corporate purposes by the Company.

     THIS EMPLOYEE STOCK PURCHASE PLAN is hereby executed on this the 13 day of October, 1994.



                                             COMSHARE, INCORPORATED



                                             BY: /s/ Kathryn A. Jehle
                                                 -------------------------
                                                 Kathryn A. Jehle
                                                 Senior Vice President and
                                                 Chief Financial Officer

                      BOARD OF DIRECTORS APPROVAL:  8/1/94
                          SHAREHOLDER APPROVAL: 11/17/94

                             FIRST AMENDMENT TO THE
                         COMSHARE INCORPORATED EMPLOYEE
                              STOCK PURCHASE PLAN



Effective January 1, 1997, Section 7 of the Plan shall be amended and restated in its entirety as follows:

     "7. Option Price. The option price of the shares shall be 85% of the average of the fair market value of the Company's Common Stock the ten business trading days immediately preceding the six month Purchase Period.

For purposes of this section of the Plan, the fair market value of the shares shall be determined by the last sale price of the shares of the Company's Common Stock on the NASDAQ National Market, as reported in The Wall Street Journal for the applicable dates."

This amendment to the Comshare Incorporated Employee Stock Purchase Plan is hereby executed on November 11, 1996.


                                                 COMSHARE, INCORPORATED


                                                 BY: /s/ Kathryn A. Jehle
                                                     --------------------
                                                     Kathryn A. Jehle
                                                     Senior Vice President and
                                                     Chief Financial Officer

BOARD APPROVAL: 11/8/96

                            SECOND AMENDMENT TO THE
                         COMSHARE INCORPORATED EMPLOYEE
                              STOCK PURCHASE PLAN



Effective January 1, 1998, Section 7 of the Plan shall be amended in its entirety and restated as follows:

     "7. Option Price. The option price of the shares shall be set at 85% of the lower of:

     a) The fair market value of the Company's Common Stock on the first day of the applicable six month Purchase Period, or

     b) The fair market value of the Company's Common Stock on the last day of the applicable six month Purchase Period.

For purposes of this section of the Plan, the fair market value of the shares shall be determined by the last sale price of the shares of the Company's Common Stock on the NASDAQ National Market, as reported in The Wall Street Journal for the applicable days described above. If there are no sales on such dates, then the fair market value will be determined on the last date immediately preceding on which there were sales."

This amendment to the Comshare, Incorporated Employee Stock Purchase Plan is hereby executed on November 6, 1997.

                                             COMSHARE, INCORPORATED



                                             BY: /s/ Kathryn A. Jehle
                                                 -------------------------
                                                 Kathryn A. Jehle
                                                 Senior Vice President and
                                                 Chief Financial Officer


BOARD APPROVAL: 11/6/97

                             THIRD AMENDMENT TO THE
                             COMSHARE, INCORPORATED
                          EMPLOYEE STOCK PURCHASE PLAN



         Pursuant to resolutions adopted by the Board of Directors of Comshare, Incorporated on June 24, 1999 and subject to shareholder approval at the Annual Meeting of Shareholders on November 22, 1999, the Comshare, Incorporated Employee Stock Purchase Plan (the "Plan") is amended as set forth below.

         1. Effective November 22, 1999, the Section 1 of the Plan "Purpose" shall be amended with the addition of a new sentence at the end of the Section to read as follows:

            On and after November 22, 1999, non-employee directors of the Company may purchase Common Stock under the Plan in lieu of a portion or all of their cash compensation from the Company. Stock purchases by non-employee directors shall not constitute purchases under Code Section 423. The inclusion of non-employee directors under the Plan is intended to attract qualified non-employee directors and further align their interests with those of shareholders.

         2. Effective November 22, 1999, the second sentence in Section 3 of the Plan ("Stock") shall be amended and restated in its entirety to read as follows:

                The total amount of Common Stock on which options may be granted under the Plan shall not exceed 800,000 shares, subject to adjustment in accordance with Section 12.

         3. Effective November 22, 1999, Section 5 of the Plan "Participants" shall be amended by the addition of a new sentence at the end of the Section to read as follows:

            On and after November 22, 1999, non-employee directors of the Company also may participate in the Plan for purposes of purchasing Common Stock in accordance with Section 20; provided, however, that such purchases shall not constitute purchases under Code Section 423.

         4. Effective November 22, 1999, a new Section 20, entitled "Director Stock Purchases" shall be added to the Plan as set forth below.

                  20.      DIRECTOR STOCK PURCHASES.

                                     (a) ELIGIBILITY. Effective November 22,
                           1999, a non-employee director of the Company may purchase shares of Common Stock under the Plan from either 50% or 100% of his or her base directors' fees (comprising semi-annual retainer and Board/Committee meeting fees) on behalf of services for which the non-employee director has not yet received payment.

                                     (b) ELECTIONS. Elections to purchase Common
                           Stock under the Plan in lieu of cash compensation may be submitted to the Company semi-annually, prior to the end of December and June of each calendar year. An election covers base cash compensation for the six-month period ending on the June 30 or December 31 next following the date on which the election is submitted.

                                     (c) PURCHASE PRICE. Common Stock purchased
                           by a non-employee director hereunder shall have a purchase price equal to 100% of the fair market value of the Company's Common Stock on the date of issuance, which shall be February 15th or August 15th (or, if later, two business days after the release of the Company's earnings for the prior fiscal quarter), as applicable. Fair market value for purposes of this paragraph shall be determined by the last sale price of the shares of the Company's Common Stock on the NASDAQ National Market, as reported in The Wall Street Journal, for the date prior to the date of issuance or, if there are no sales on such date, on the last date immediately preceding the issuance date on which there were sales.

                                     (d) TERMINATION OF SERVICES. If a
                           non-employee director ceases to remain on the Board for any reason, including but not limited to, voluntary or forced resignation, death, disability or retirement, within a reasonable time after notice of the termination, the Company shall issue a check to the former non-employee director (or executor, administrator or legal representative, if applicable) in the aggregate amount of any accrued but unpaid non-employee directors fees that had not yet been paid in the form of Company Common Stock as of the non-employee director's date of termination on the Board.

                                     (e) NON-ASSIGNABILITY. Any non-employee
                           director Common Stock purchase right granted hereunder shall be exercised by the non-employee director only and is nontransferable. Upon the death of a non-employee director, any unpaid directors' fees on behalf of such individual shall be paid to the non-employee director's executor, administrator or legal representative in accordance with paragraph
                           (d), above.

                                     (f) ADJUSTMENTS. The total amount of Common
                           Stock available for purchase under the Plan shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from payment of a stock dividend on Common Stock, a subdivision or combination of shares of Common Stock, or a reclassification of Common Stock and, in the event of a merger in which the Company shall be the surviving corporation. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share.

                                     (g) TERMINATION AND AMENDMENT OF
                           NON-EMPLOYEE DIRECTOR PURCHASE RIGHTS. The Board may amend or terminate the Plan or this Section 20 of the Plan at any time. No Common Stock may be issued under
                           Section 20 of the Plan after July 31, 2004.

                                     (h) RULE 16B-3 REQUIREMENTS.
                           Notwithstanding any provision of the Plan, the Committee may impose such conditions on the purchase of shares of Common Stock hereunder as may be required to satisfy the requirements of Rule

                           16b-3 of the Exchange Act, as amended from time to time (or any successor rule).

                                     (i) RIGHTS PRIOR TO DELIVERY OF SHARES. No
                           participant shall have any rights as a shareholder with respect to shares covered by a purchase right until the issuance of a stock certificate or electronic transfer to the non-employee director or his brokerage account of such shares. No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the certificate is issued or the shares electronically delivered to a brokerage account.

                                     (j) SECURITIES LAWS. Anything to the
                           contrary herein notwithstanding, the Company's obligation to sell and deliver stock pursuant to a purchase right hereunder is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Company deems necessary or advisable. The Company shall not be required to sell and deliver stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares shall not violate any of the provisions of the Securities Act of 1933 or the Securities Exchange Act of 1934, or the rules and regulations of the Securities Exchange Commission promulgated thereunder or those of any stock exchange on which the stock may be listed, the provisions of any state laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws.

                                     (k) EFFECT ON SERVICES. Neither the
                           adoption of Section 20 of the Plan nor the Common Stock purchase rights granted hereunder shall be deemed to create any right in any non-employee director to be retained or continued on the Board.

                        (l) ADMINISTRATION AND DEFINITIONS. This Section 20 of
                   the Plan shall be administered in conformance with Section 4 of the Plan and definitions set forth in other Sections of the Plan shall apply to Section 20. For purposes of Section 4 of the Plan, the term "employees" shall include non-employee directors.

         THIS THIRD AMENDMENT to the Comshare, Incorporated Employee Stock Purchase Plan is hereby executed on this the 14th day of October, 1999.


                                          COMSHARE, INCORPORATED


                                          By: /s/ KATHRYN A. JEHLE
                                              --------------------
                                               Kathryn A. Jehle
                                               Senior Vice President and
                                                 Chief Financial Officer

                            FOURTH AMENDMENT TO THE
                             COMSHARE, INCORPORATED
                          EMPLOYEE STOCK PURCHASE PLAN


         Pursuant to resolutions adopted by the Board of Directors of Comshare, Incorporated on June 26, 2001 and subject to shareholder approval at the Annual Meeting of Shareholders on November 19, 2001, the Comshare, Incorporated Employee Stock Purchase Plan (the "Plan") is amended as set forth below.

         Effective November 19, 2001, the second sentence in Section 3 of the Plan ("Stock") shall be amended and restated in its entirety to read as follows:

                  The total amount of Common Stock on which options may be granted under the Plan shall not exceed 1,600,000 shares, subject to adjustment in accordance with Section 12.

         THIS FOURTH AMENDMENT to the Comshare, Incorporated Employee Stock Purchase Plan is hereby executed on this 18th day of October, 2001.


                                         COMSHARE, INCORPORATED



                                         By: /s/ Brian J. Jarzynski
                                             -----------------------------------
                                             Brian J. Jarzynski, Vice President,
                                             Chief Financial Officer
                                             and Treasurer

                                                                     Appendix II

                             COMSHARE, INCORPORATED
                          DIRECTORS' STOCK OPTION PLAN


                              I. GENERAL PROVISIONS

         1.1 PURPOSE. The purpose of the Comshare, Incorporated Directors' Stock Option Plan ("Plan") is to promote the best interests of the Company and its stockholders by attracting and motivating highly qualified individuals to serve as Directors and to encourage Directors to acquire an ownership interest in the Company, thus identifying their interests with those of shareholders.

         1.2 DEFINITIONS. As used in this Plan, the following terms have the meaning described below:

                  (a) "AGREEMENT" means the written agreement that sets forth the terms of a Participant's Option.

                  (b)   "BOARD" means the Board of Directors of the Company.

                  (c) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

                  (d) "COMMITTEE" means the Compensation Committee of the Company, which shall be comprised of two or more disinterested members of the Board, as defined in Rule 16b-3.

                  (e) "COMMON STOCK" means shares of the Company's authorized Common Stock.

                  (f)   "COMPANY" means Comshare, Incorporated.

                  (g) "DIRECTOR" means a member of the Company's Board of Directors.
                  (h) "DISABILITY" means total and permanent disability, as defined in Code Section 22(e).

                  (i)   "EFFECTIVE DATE" means November 17, 1994.

                  (j) "EMPLOYEE" means a salaried employee of the Company or its Subsidiaries, who has an "employment relationship" with the Company or its Subsidiaries, as defined in Treasury Regulation 1.421-7(h), and the term "employment" means employment with the Company or its subsidiaries.

                  (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time and any successor thereto.

             (l) "EXPIRATION DATE" means the date set forth in the Agreement relating to an Option on which the right to exercise such Option shall expire absent a termination of the Participant's term of office as a Nonemployee Director. Unless otherwise provided in the Agreement, the Expiration Date for an Option shall be the fifth anniversary of its Grant Date.

             (m) "FAIR MARKET VALUE" means, for purposes of determining the value of Common Stock on the Grant Date, the last sale price on the NASDAQ National Market, as reported in The Wall Street Journal for the Grant Date. In the event that there were no Common Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Common Stock transactions.

             (n) "GRANT DATE" means the date on which the Option was automatically awarded pursuant to Section 2.1.

             (o) "NONEMPLOYEE DIRECTOR" means a Director who is not an Employee.

             (p) "NONQUALIFIED STOCK OPTION" means an Option that is not intended to meet the requirements of Section 422 of the Code.

             (q) "OPTION" means a Nonqualified Stock Option to purchase Common Stock granted under this Plan.

             (r) "PARTICIPANT" means each of the Nonemployee Directors of the Company serving from time to time.

             (s) "PLAN" means the Comshare, Incorporated Directors' Stock Option Plan, the terms of which are set forth herein, and any amendments hereto.

             (t) "RULE 16B-3" means Rule 16b-3 under the Exchange Act, as in effect from time to time.

         1.3 ADMINISTRATION. To the extent permitted by Rule 16b-3, the Plan shall be administered by the Committee. The Committee shall interpret the Plan, prescribe, amend, and rescind rules and regulations relating to the Plan, and make all other determinations necessary or advisable for its administration. The decision of the Committee on any question concerning the interpretation of the Plan or its administration with respect to any Option granted under the Plan shall be final and binding upon all Participants.

         1.4 STOCK. The total number of shares of Common Stock available for grants under the Plan shall not, in the aggregate, exceed 100,000 shares of Common Stock, as adjusted from time to time in accordance with Article IV. Shares subject to any unexercised portion of a terminated, forfeited, cancelled or expired Option granted hereunder shall be available for subsequent grants under the Plan to the extent permitted under Rule 16b-3.

         1.5 AGREEMENT. No person shall have any rights under any grant made pursuant to the Plan unless and until the Company and the recipient of the grant have executed and delivered an agreement expressly granting benefits to such person pursuant to the Plan and containing the provisions required under the Plan to be set forth in the Agreement. The terms of the Plan shall govern in the event any provision of any Agreement conflicts with any term in this Plan as constituted on the Grant Date.

             II. STOCK OPTIONS FOR NONEMPLOYEE DIRECTORS

         2.1 AUTOMATIC GRANTS OF OPTIONS.

             (a) INITIAL GRANT. Each Nonemployee Director who is serving on the Board on the Effective Date of the Plan shall be granted an Option to purchase 5,000 shares of the Company's Common Stock on the Effective Date. Any Nonemployee Director who is first elected or appointed after the Effective Date shall receive an Option to purchase 5,000 shares of the Company's Common Stock on the date of the first Directors meeting following his or her election or appointment, provided that such Nonemployee Director is still serving on the Board as of such date.

             (b) SUBSEQUENT GRANTS. After the initial grant and during the term of the Plan, a Nonemployee Director who has been a Director for six months before the January 1 following the date of an Annual Meeting of Stockholders (not including the Annual Meeting on November 17, 1994) and who has not received his or her initial grant within six months before the January 1 following the Annual Meeting, automatically shall be granted, as of the January 1 following the Annual Meeting, an additional Option to purchase 1,000 shares of the Company's Common Stock, provided that the Nonemployee Director is still serving on the Board as of such January 1. A Participant may hold more than one Option under the Plan.

         2.2 OPTION AGREEMENT. Each Option granted pursuant to this Article II shall be evidenced by an Agreement that shall specify the exercise price, the term of the Option, date or dates on which the Option becomes exercisable, the number of shares to which the Option relates, and other such provisions as the Committee shall determine.

         2.3 OPTION PRICE. The purchase price per share of Common Stock for an Option granted pursuant to this Article II shall be equal to the Fair Market Value per share of Common Stock on the Grant Date.

         2.4 DURATION OF OPTIONS. The Expiration Date of each Option granted pursuant to this Article II shall be the fifth anniversary of its Grant Date.

         2.5 EXERCISE OF SHARES SUBJECT TO OPTION. Options granted under this
Article II shall become exercisable according to the following schedule: one-fourth of the Option shall become exercisable on the first anniversary of the Grant Date, and one-fourth of the Option shall become exercisable on each of the second, third, and fourth anniversaries of the Grant Date of each Option. Once exercisable, such Options may be exercised at any time and from time to time until the Expiration Date of such Options, unless earlier terminated pursuant to Sections 3.1.

         2.6 PAYMENT FOR OPTION SHARES. The purchase price for shares of Common Stock to be acquired upon exercise of an Option granted hereunder shall be paid in full at the time of exercise in any of the following ways: (a) in cash, (b) by certified check, bank draft or money order, (c) by delivery to the Company of previously-acquired shares of the Company's Common Stock with a Fair Market Value (determined on the last trading date immediately preceding the date of exercise) equal to the exercise price; or (d) by any combination of the foregoing.

         2.7 NO DISCRETION. Notwithstanding any provision in the Plan to the contrary, the Committee shall have no discretion with respect to the terms of grants made pursuant to this Article II, except to the extent such discretion would not result in the grant or the Plan failing to qualify for the exemption provided under Rule 16b-3.


                                III. TERMINATION

         3.1. PRIOR TO EXERCISABILITY. If a Participant's term of office as a Nonemployee Director is terminated for any reason prior to the date that an Option or a portion thereof first becomes exercisable, such Option or portion thereof shall terminate and all rights thereunder shall cease.

         3.2 AFTER EXERCISABILITY. To the extent an Option is exercisable and unexercised on the date a Participant's term of office as a Nonemployee Director is terminated for any reason, the Option shall terminate on the earlier of (i) the Expiration Date of the Option, and (ii) two months after such Participant's termination; provided, however, that the exercise period in clause (ii) shall be extended to one year after termination if the termination is due to the Participant's death or Disability.

         3.3 POST-TERMINATION EXERCISE. During the period from the Participant's termination until the termination of the Option, the Participant, or the person or persons to whom the Option shall have been transferred by will or by the laws of descent and distribution, may exercise the Option only to the extent that such Option was exercisable on the date of the Participant's termination.


                      IV. ADJUSTMENTS AND CHANGE IN CONTROL

         4.1 ADJUSTMENTS AND CHANGE IN CONTROL. In the event of any stock dividend on the Common Stock, subdivision or combination of shares of the Common Stock, reclassification of the Common Stock, and (in accordance with the provisions of the next Paragraph of this Section 4.1) in the event of a merger or consolidation in which the Company shall be the surviving corporation, the aggregate number and class of shares available for the granting of Options under the Plan, the number and class of shares subject to each outstanding Option and the Option prices, shall be proportionately adjusted.

         After any merger of one or more corporations into the Company, or after any consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Participant shall, at no additional cost, be entitled upon any exercise of his Option, to receive (subject to any required action by stockholders), in lieu of the number of shares as to which such Option shall then be so exercised, the number and class of shares of stock or other securities to which such Participant would have been entitled pursuant to the terms of the agreement of merger or consolidation if at the time of such merger or consolidation such Participant had been a holder of record of a number of shares of Stock of the Company equal to the number of shares as to which such Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers or consolidations of the character described above. Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company or upon any merger or consolidation in which the Company is not the surviving corporation, any Option granted under this Plan shall terminate; but if a period of twelve (12) months from the date of the grant of any such Option shall have expired, each Participant who is then a Nonemployee Director of the Company shall have the right, immediately prior to such dissolution, liquidation, merger or consolidation, to exercise this Option in full to the extent not theretofore exercised regardless of any installment provision applicable to his Option.

         Any foregoing adjustment may provide for the elimination of any fractional share which might otherwise become subject to any Option and no adjustment shall be made to the extent such adjustment would cause the Nonemployee Director to no longer be deemed "disinterested" for purposes of Rule 16b-3.


                                V. MISCELLANEOUS

         5.1 PARTIAL EXERCISE. The Committee shall permit, and shall establish procedures for, the partial exercise of Options under the Plan.

         5.2 RULE 16B-3 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on the exercise of an Option as may be required to satisfy the requirements of Rule 16b-3.

         5.3 RIGHTS PRIOR TO ISSUANCE OF SHARES. No Participant shall have any rights as a stockholder with respect to shares covered by an Option until and only to the extent that the Option is exercised.

         5.4 NON-ASSIGNABILITY. No Option shall be transferable by a Participant except by will or the laws of descent and distribution. During the lifetime of a Participant, an Option shall be exercised only by the Participant. No transfer of an Option by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will or such evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of the Option.

         5.5.     SECURITIES LAWS.

                  (a) Anything to the contrary herein notwithstanding, the Company's obligation to sell and deliver Common Stock pursuant to the exercise of an Option is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Company deems necessary or advisable. The Company shall not be required to sell and deliver Common Stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares shall not violate any of the provisions of the Securities Act of 1933 or the Exchange Act, or the rules and regulations of the Securities and Exchange Commission promulgated thereunder or those of the National Association of Securities Dealers, Inc. or any stock exchange on which the Common Stock may be listed, the provisions of any state laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws.

                  (b) The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, restrictions (i) under applicable federal securities laws, (ii) required by the NASDAQ Stock Market (including, without limitation, with respect to securities traded on the NASDAQ National Market or the NASDAQ Small Cap Market) or any stock exchange or other recognized trading market upon which such shares of Common Stock are then listed or traded, and (iii) under any blue sky or state securities laws applicable to such shares. No shares shall be issued until counsel for the Company has determined that the Company has complied with all requirements under appropriate securities laws.

         5.6      TERMINATION AND AMENDMENT.

                  (a) The Board may terminate the Plan, or the granting of Options under the Plan, at any time. No new grants shall be made under the Plan after July 31, 2004.

                  (b) The Board may amend or modify the Plan at any time and from time to time, but, unless otherwise permitted under Rule 16b-3 without shareholder approval, no amendment or modification, without the approval of the shareholders of the Company, shall (i) materially increase the benefits accruing to Participants under the Plan, (ii) increase the amount of Common Stock for which grants may be made under the Plan, except as permitted under Sections 1.4 and 4.1, or (iii) change the provisions relating to the eligibility of individuals to whom grants may be made under the Plan. Unless otherwise permitted under Rule 16b-3, this Plan shall not be amended more than once in any six month period other than to comply with changes in the Code.

                  (c) No amendment, modification or termination of the Plan shall adversely affect any Option granted under the Plan without the consent of the Participant holding the Option.

         5.8 EFFECT ON SERVICES. Neither the adoption of the Plan nor the granting of any Option pursuant to the Plan shall be deemed to create any right in any individual to be retained as a Nonemployee Director.

         5.9 USE OF PROCEEDS. The proceeds received from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes of the Company.

         5.10 APPROVAL OF PLAN. The Plan shall be subject to the approval of the holders of at least a majority of the shares of Common Stock of the Company present and entitled to vote at a meeting of Shareholders of the Company held within 12 months after adoption of the Plan by the Board. Any Option granted under the Plan prior to such stockholder approval, shall be conditioned upon receipt of such approval, and may not be exercised in whole or in part unless the Plan has been approved by the stockholders as provided herein. If not approved by stockholders within 12 months after approval by the Board, the Plan shall be rescinded, and any Options granted under the Plan shall be void retroactive to the Grant Date.


         THIS DIRECTORS' STOCK OPTION PLAN is hereby executed on this the 13th day of October, 1994.



                    COMSHARE, INCORPORATED



                    By:   /s/ KATHRYN A. JEHLE
                       ---------------------------------------------------------
                         Kathryn A. Jehle
                         Senior Vice President and Chief Financial Officer


    BOARD APPROVAL:   8/1/94


    SHAREHOLDER APPROVAL:    11/17/94

                             FIRST AMENDMENT TO THE
                             COMSHARE, INCORPORATED
                          DIRECTORS' STOCK OPTION PLAN


                  Pursuant to resolutions adopted by the Board of Directors of Comshare, Incorporated on June 24, 1999 and subject to shareholder approval at the Annual Meeting of Shareholders on November 22, 1999, the Comshare, Incorporated Directors' Stock Option Plan (the "Plan") is hereby amended as set forth below.

         1. Effective November 22, 1999, the first sentence in Section 1.4 of the Plan ("Stock") is amended and restated in its entirety to read as follows:

                         The total number of shares of Common Stock available
                  for grants under the Plan shall not, in the aggregate, exceed 200,000 shares of Common Stock, as adjusted from time to time in accordance with Article IV.

         2. Effective November 22, 1999, paragraph (b) ("Subsequent Grants") of Section 2.1 ("Automatic Grants of Options") shall be amended and restated in its entirety to read as follows:

                        (b) SUBSEQUENT GRANTS. After the initial grant and
                  during the term of the Plan, a Nonemployee Director who has been a Director for six months before the January 1 following the date of an Annual Meeting of Stockholders, automatically shall be granted, as of the January 1 following the Annual Meeting, an additional Option to purchase 5,000 shares of the Company's Common Stock, provided that the Nonemployee Director is still serving on the Board as of such January 1. Notwithstanding the foregoing, a Nonemployee Director is elected at the 1999 Annual Meeting shall receive a one-time accelerated grant of 10,000 shares on the first business day after the 1999 Annual Meeting, representing the January 1, 2000 and January 1, 2001 grants. A Nonemployee Director who first becomes eligible for Option grants after January 1, 2000 shall receive Option grants in accordance with the regular terms of the Plan. A Participant may hold more than one Option under the Plan.


         THIS FIRST AMENDMENT to the Comshare, Incorporated Directors' Stock Option Plan is executed on this the 14th day of October, 1999.


                                       COMSHARE, INCORPORATED


                                       By:/s/  KATHRYN A. JEHLE
                                          ---------------------
                                          Kathryn A. Jehle
                                          Senior Vice President and
                                            Chief Financial Officer

                             SECOND AMENDMENT TO THE
                             COMSHARE, INCORPORATED
                          DIRECTORS' STOCK OPTION PLAN


         Pursuant to approval of the Board of Directors on February 16, 2001, the Comshare Incorporated Directors' Stock Option Plan (the "Plan") is hereby amended, effective February 16, 2001, by the addition of a new Section 4.2 to read as follows:

                  4.2. Change in Control Acceleration. The portion of any outstanding option (including any option that has not been outstanding for twelve (12) months) that has not expired or been exercised, terminated, canceled, forfeited or surrendered shall become exercisable in full in the event of a Change in Control. For this purpose, Change in Control shall be defined as the occurrence of any of the following events:

                           (a) the election of a Board of Directors of the
                  Company, a majority of the members of which were nominees of a person (including an individual, a corporation, partnership, joint venture, trust or other entity) or a group of persons acting together (other than persons who were members of the Board of Directors or officers of the Company as of August 14, 1998 or a tax-qualified retirement plan approved by the Board of Directors of the Company (including at least a majority of the Incumbent Directors ("Exempted Persons")), following the acquisition by such person, group of persons or plan of ownership (directly or indirectly, beneficially or of record) of twenty-five (25%) percent, or more, of the outstanding Common Stock of the Company;

                           (b) the acquisition of ownership by a person or group
                  of persons described in subparagraph (a) above (other than Exempted Persons) of fifty-one (51%) percent, or more of the outstanding Common Stock of the Company;

                           (c) a sale of all or substantially all of the assets
                  of the Company to any entity not controlled by persons who were members of the Board of Directors or officers of the Company as of August 14, 1998 or by any tax-qualified retirement plan for the benefit of employees of the Company; or

                           (d) a merger, consolidation or other similar
                  transaction between the Company and another entity if a majority of the members of the Board of Directors of the surviving company are not Continuing Members.

                  The term "Incumbent Directors" means members of the Board of Directors of the Company as of August 14, 1998 or new directors whose election by the Board of Directors, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors in office at the time of such election or nomination, who either were directors as of August 14, 1998, or whose election or nomination was previously approved as provided above. In the event that a majority of the Incumbent Directors do not approve the tax-qualified retirement plan or there are no Incumbent Directors, the tax-qualified retirement plan shall not be an Exempted Person. The term "Continuing Directors" means persons (A) who are members of the Board of Directors immediately before the change in control and (B) who also were members of the Board of Directors of the Company as of August 14, 1998 or are new directors whose election by the Board of Directors, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors in office at the time of such election or nomination who either were directors as of August 14, 1998 or whose election or nomination for election was previously approved as provided above.


         THIS SECOND AMENDMENT to the Comshare, Incorporated Directors' Stock Option Plan is hereby executed as of February 16, 2001.



                                   COMSHARE, INCORPORATED




                              By: /s/ Brian Jarzynski
                                 ---------------------
                                 Brian Jarzynski
                                 Vice President and Chief Financial Officer

                             THIRD AMENDMENT TO THE
                             COMSHARE, INCORPORATED
                          DIRECTORS' STOCK OPTION PLAN

         Pursuant to resolutions adopted by the Board of Directors of Comshare, Incorporated on August 14, 2001 and subject to shareholder approval at the Annual Meeting of Shareholders on November 19, 2001, the Comshare, Incorporated Directors' Stock Option Plan (the "Plan") is hereby amended as set forth below.

         1. Effective November 19, 2001, the second sentence in Section 2.1(a) of the Plan ("Initial Grant") is amended and restated in its entirety to read as follows:

            Any Nonemployee Director who is first elected or appointed after the Effective Date shall receive an Option to purchase 15,000 shares of the Company's Common Stock on the date of the first Directors meeting following his or her election or appointment, provided that such Nonemployee Director is still serving on the Board as of such date.

         2. Effective November 19, 2001, the first sentence in Section 2.1(b) of the Plan ("Subsequent Grants") shall be amended and restated in its entirety to read as follows:

            After the initial grant and during the term of the Plan, a Nonemployee Director who has been a Director for six months before the January 1 following the date of an Annual Meeting of Stockholders, automatically shall be granted, as of the January 1 following the Annual Meeting, an additional Option to purchase 10,000 shares of the Company's Common Stock, provided that the Nonemployee Director is still serving on the Board as of such January 1.

         THIS THIRD AMENDMENT to the Comshare, Incorporated Directors' Stock Option Plan is executed on this 18th day of October, 2001.


                                         COMSHARE, INCORPORATED




                                         By: /s/ Brian J. Jarzynski
                                             -----------------------------------
                                             Brian J. Jarzynski, Vice President,
                                             Chief Financial Officer
                                             and Treasurer